   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 24, 1997


                                                       REGISTRATION NOS. 2-21819
                                                                        811-2423
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                           [X]
      POST-EFFECTIVE AMENDMENT NO. 68                            [X]
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                   [X]
      AMENDMENT NO. 25                                           [X]


                VAN KAMPEN AMERICAN CAPITAL CORPORATE BOND FUND
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)
              ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
                                 (630) 684-6000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                             RONALD A. NYBERG, ESQ.
            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                       VAN KAMPEN AMERICAN CAPITAL, INC.
                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                             ---------------------

                                    COPY TO:
                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                              333 W. WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (312) 407-0700
                             ---------------------

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

It is proposed that this filing will become effective:
     [ ]  immediately upon filing pursuant to paragraph (b)

     [X]  on December 29, 1997 pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(i)
     [ ]  on (date) pursuant to paragraph (a)(i)
     [ ]  75 days after filing pursuant to paragraph (a)(ii)
     [ ]  on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


     Title of Securities Being Registered: Shares of Beneficial Interest, par value $0.01 per share


================================================================================

                VAN KAMPEN AMERICAN CAPITAL CORPORATE BOND FUND

                             CROSS REFERENCE SHEET

                 (AS REQUIRED BY ITEM 501(B) OF REGULATION S-K)


FORM N-1A ITEM

                                                              PROSPECTUS CAPTION
PART A                                                        ------------------
 1.  Cover Page.................................  Cover Page
 2.  Synopsis...................................  Prospectus Summary; Shareholder Transaction
                                                    Expenses; Annual Fund Operating Expenses
                                                    and Example
 3.  Condensed Financial Information............  Financial Highlights
 4.  General Description of Registrant..........  The Fund; Investment Objectives and
                                                  Policies; Investment Practices; Description
                                                    of Shares of the Fund
 5.  Management of the Fund.....................  The Fund; Investment Practices; Investment
                                                    Advisory Services; Inside Back Cover
 6.  Capital Stock and Other Securities.........  The Fund; Alternative Sales Arrangements;
                                                    Shareholder Services; Distribution and
                                                    Service Plans; Redemption of Shares;
                                                    Distributions from the Fund; Tax Status;
                                                    Description of Shares of the Fund; Inside
                                                    Back Cover
 7.  Purchase of Securities Being Offered.......  Alternative Sales Arrangements; Purchase of
                                                    Shares; Shareholder Services;
                                                    Distribution and Service Plans
 8.  Redemption or Repurchase...................  Shareholder Services; Redemption of Shares
 9.  Pending Legal Proceedings..................  Inapplicable


                                                  STATEMENT OF ADDITIONAL INFORMATION CAPTION
PART B                                            -------------------------------------------
10.  Cover Page.................................  Cover Page
11.  Table of Contents..........................  Table of Contents
12.  General Information and History............  General Information
13.  Investment Objectives and Policies.........  Risk Factors; U.S. Government Securities;
                                                    Repurchase Agreements; Investment
                                                    Restrictions; Options, Futures Contracts
                                                    and Related Options
14.  Management of the Fund.....................  General Information; Trustees and Officers;
                                                    Investment Advisory Agreement
15.  Control Persons and Principal Holders of
       Securities...............................  General Information; Trustees and Officers;
                                                    Investment Advisory Agreement
16.  Investment Advisory and Other Services.....  General Information; Trustees and Officers;
                                                    Investment Advisory Agreement;
                                                    Distributor; Distribution and Service
                                                    Plans; Transfer Agent; Portfolio
                                                    Transactions and Brokerage; Other
                                                    Information
17.  Brokerage Allocation and Other Practices...  Portfolio Transactions and Brokerage
18.  Capital Stock and Other Securities.........  Purchase and Redemption of Shares
19.  Purchase, Redemption and Pricing of
       Securities Being Offered.................  Determination of Net Asset Value; Purchase
                                                  and Redemption of Shares; Exchange
                                                    Privilege
20.  Tax Status.................................  Tax Status of the Fund
21.  Underwriters...............................  Distributor
22.  Calculation of Performance Data............  Fund Performance
23.  Financial Statements.......................  Report of Independent Accountants;
                                                  Financial Statements; Notes to Financial
                                                    Statements


PART C


     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

--------------------------------------------------------------------------------
                          VAN KAMPEN AMERICAN CAPITAL
                              CORPORATE BOND FUND
--------------------------------------------------------------------------------


    Van Kampen American Capital Corporate Bond Fund (the "Fund") is a diversified, open-end management investment company, commonly known as a mutual fund. The Fund's primary investment objective is to provide current income with preservation of capital. Capital appreciation is a secondary objective which is sought only when consistent with the Fund's primary objective. The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of corporate debt securities. There is no assurance that the Fund will achieve its investment objectives.



    The Fund's investment adviser is Van Kampen American Capital Asset Management, Inc. (the "Adviser"). This Prospectus sets forth certain information that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181 and its telephone number is
(800) 421-5666.

                             ---------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ---------------------
    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


    A Statement of Additional Information, dated December 29, 1997, containing additional information about the Fund is hereby incorporated by reference in its entirety into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunications Device for the Deaf at (800) 421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).

                               ------------------

                        VAN KAMPEN AMERICAN CAPITAL (SM)

                               ------------------


                  THIS PROSPECTUS IS DATED DECEMBER 29, 1997.

------------------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------------------


                                                                PAGE
                                                                ----
Prospectus Summary..........................................      3
Shareholder Transaction Expenses............................      5
Annual Fund Operating Expenses and Example..................      6
Financial Highlights........................................      8
The Fund....................................................     10
Investment Objectives and Policies..........................     10
Investment Practices........................................     13
Investment Advisory Services................................     18
Alternative Sales Arrangements..............................     19
Purchase of Shares..........................................     22
Shareholder Services........................................     32
Redemption of Shares........................................     36
Distribution and Service Plans..............................     40
Distributions from the Fund.................................     42
Tax Status..................................................     42
Fund Performance............................................     46
Description of Shares of the Fund...........................     48
Additional Information......................................     49
Appendix -- Ratings of Commercial Paper and Senior
  Securities................................................     50


  NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
------------------------------------------------------------------------------

THE FUND. Van Kampen American Capital Corporate Bond Fund (the "Fund") is a diversified open-end management investment company organized as a Delaware business trust.


MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum for each subsequent investment for each class of shares (or less as described under "Purchase of Shares").



INVESTMENT OBJECTIVES. The primary investment objective of the Fund is current income consistent with preservation of capital. Capital appreciation is a secondary objective. There is no assurance the Fund will achieve its investment objectives. See "Investment Objectives and Policies."



INVESTMENT POLICY. The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of corporate debt securities that the Fund's investment adviser believes will provide an adequate return and yet be subject to reasonable credit risk.


INVESTMENT RESULTS. The investment results of the Fund are shown in the table of "Financial Highlights."

ALTERNATIVE SALES ARRANGEMENTS. The Fund offers three classes of shares to the public, each with its own sales charge structure: Class A shares, Class B shares and Class C shares. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class of shares that best suits their circumstances and objectives. Each class of shares represents an interest in the same portfolio of investments of the Fund. See "Alternative Sales Arrangements." For information on redeeming shares see "Redemption of Shares."

  Class A Shares. Class A shares are offered at net asset value per share plus a maximum initial sales charge of 4.75% of the offering price (4.99% of the net amount invested), reduced on investments of $100,000 or more. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge ("CDSC") of 1.00% may be imposed on redemptions made within one year of the purchase. Class A shares are subject to an annual service fee of up to 0.25% of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class A Shares" and "Distribution and Service Plans."


  Class B Shares. Class B shares are offered at net asset value per share and are subject to a maximum CDSC of 4.00% on redemptions made within the first two years after purchase and declining thereafter to 0.00% after the fifth year. See "Redemption of Shares." Class B shares are subject to a combined annual distribution fee and service fee of up to 1.00% of the Fund's average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class B Shares" and "Distribution and Service Plans." Class B shares convert automatically to

Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales Arrangements -- Conversion Feature."


  Class C Shares. Class C shares are offered at net asset value per share and are subject to a CDSC of 1.00% on redemptions made within one year of purchase. See "Redemption of Shares." Class C shares are subject to a combined annual distribution fee and service fee of up to 1.00% of the Fund's average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class C Shares" and "Distribution and Service Plans."


INVESTMENT ADVISER. Van Kampen American Capital Asset Management, Inc. (the "Adviser") is the Fund's investment adviser.

DISTRIBUTOR. Van Kampen American Capital Distributors, Inc. (the "Distributor") distributes the Fund's shares.


RISK FACTORS. The market prices of corporate debt securities generally fluctuate with changes in interest rates, and the Fund's net asset value per share will increase and decrease with changes in the value of its portfolio. Generally corporate bonds with longer maturities tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates ("market risk") than corporate bonds with shorter maturities. The Fund invests at least 60% of its total assets in securities rated investment grade at the time of investment. Investment grade securities are securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard and Poor's Ratings Group ("S&P"). The Fund may invest up to 40% of its total assets in corporate debt securities rated Ba by Moody's or BB by S&P. The Fund may invest up to 20% of its total assets in corporate debt securities rated B or below by Moody's or B or below by S&P or nonrated (excluding nonrated U.S. Government agency obligations). Securities below investment grade, commonly referred to as junk bonds, generally provide a higher yield than higher rated corporate debt securities of similar maturity but are subject to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations ("credit risk"). Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The Fund may seek to hedge market risk through transactions in options, futures contracts and related options. Such transactions involve certain risks. See "Investment Practices."



DISTRIBUTIONS FROM THE FUND. Dividends from net investment income are distributed monthly and capital gains, if any, are distributed at least annually. All dividends and distributions are automatically reinvested in shares of the Fund at net asset value per share (without sales charge) unless payment in cash is requested. See "Distributions from the Fund."


      The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------

                                   CLASS A        CLASS B        CLASS C
                                   SHARES         SHARES          SHARES
                                   -------        -------        -------
Maximum sales charge imposed on
  purchases (as a percentage of
  offering price)................   4.75%(1)       None            None
Maximum sales charge imposed on
  reinvested dividends (as a
  percentage of offering
  price).........................    None          None            None
Deferred sales charge (as a
  percentage of the lesser of
  original purchase price or                                       Year
  redemption proceeds)...........    None(2)   Year 1--4.00%     1--1.00%
                                               Year 2--4.00%   After--None
                                               Year 3--3.00%
                                               Year 4--2.50%
                                               Year 5--1.50%
                                                After--None
Redemption fees (as a percentage
  of amount redeemed)............    None          None            None
Exchange fee.....................    None          None            None

------------------------------------------------------------------------------
(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------


                                             CLASS A   CLASS B   CLASS C
                                             SHARES    SHARES    SHARES
                                             -------   -------   -------
Management Fees (as a percentage of average
  daily net assets)........................   0.49%     0.49%     0.49%
12b-1 Fees (as a percentage of average
  daily net assets)(1).....................   0.22%     1.00%(2)  1.00%(2)
Other Expenses (as a percentage of average
  daily net assets)........................   0.42%     0.42%     0.43%
Total Expenses (as a percentage of average
  daily net assets)........................   1.13%     1.91%     1.92%


------------------------------------------------------------------------------
(1) Class A shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B shares and Class C shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Distribution and Service Plans."


(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted as a Fund-level expense by NASD Rules.

                                              ONE      THREE     FIVE       TEN
                                             YEAR      YEARS     YEARS     YEARS
EXAMPLE:                                     ----      -----     -----     -----
You would pay the following expenses on a
  $1,000 investment, assuming (i) an
  operating expense ratio of 1.13% for
  Class A shares, 1.91% for Class B shares
  and 1.92% for Class C shares, (ii) a
  5.00% annual return and (iii) redemption
  at the end of each time period:
    Class A shares........................    $58       $82      $107      $178
    Class B shares........................    $59       $90      $118      $203*
    Class C shares........................    $30       $60      $104      $224
An investor would pay the following
  expenses on the same $1,000 investment
  assuming no redemption at the end of
  each time period:
    Class A shares........................    $58       $82      $107      $178
    Class B shares........................    $19       $60      $103      $203*
    Class C shares........................    $20       $60      $104      $224


------------------------------------------------------------------------------
* Based on conversion to Class A shares after eight years.


  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required by the SEC to utilize a 5.00% annual return assumption. The ten year amount with respect to Class B shares of the Fund reflects the lower aggregate 12b-1 and service fees applicable to such shares after conversion to Class A shares. Class B shares acquired through the exchange privilege are subject to the CDSC schedule relating to the Class B shares of the fund from which the purchase of Class B shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B shares were exchanged from a fund with a higher CDSC. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Investment Advisory Services," "Redemption of Shares" and "Distribution and Service Plans."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Selected data for a share of beneficial interest outstanding throughout each of the periods indicated)
--------------------------------------------------------------------------------

  The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains the financial highlights for the last five years) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                            CLASS A SHARES
                                     --------------------------------------------------------------------------------------------
                                                                         YEAR ENDED AUGUST 31
                                     --------------------------------------------------------------------------------------------
                                       1997        1996       1995        1994        1993        1992        1991        1990
                                     ---------   ---------  ---------   ---------   ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of the
 Period............................     $6.650       $6.94      $6.62       $7.36       $6.98       $6.57       $6.34       $6.78
                                     ---------   ---------  ---------   ---------   ---------   ---------   ---------   ---------
 Net Investment Income.............       .494        .479       .48         .49         .51         .53         .58         .655
 Net Realized and Unrealized
   Gain/Loss.......................       .309      (.289)       .32       (.745)       .3875        .44        .2425       (.46)
                                     ---------   ---------  ---------   ---------   ---------   ---------   ---------   ---------
Total from Investment Operations...       .803        .190       .80       (.255)       .8975        .97        .8225        .195
LESS DISTRIBUTIONS FROM NET
 INVESTMENT INCOME.................       .486        .480       .48         .485       .5175        .56        .5925        .635
                                     ---------   ---------  ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of the
 Period............................     $6.967      $6.650      $6.94      $6.62        $7.36       $6.98       $6.57       $6.34
                                     =========   =========  =========   =========   =========   =========   =========   =========
TOTAL RETURN(a)....................     12.46%       2.71%     12.71%     (3.55%)      13.48%      15.38%      13.61%       2.94%
RATIOS/SUPPLEMENTAL DATA
Net Assets at End of Period (In
 millions).........................     $160.9      $162.9     $169.0     $160.0      $190.8      $191.8      $184.6       $191.2
Ratio of Expenses to Average Net
 Assets(b).........................      1.13%       1.10%      1.13%       1.09%       1.05%       1.00%       1.00%        .94%
Ratio of Net Investment Income to
 Average Net Assets(b).............      7.16%       6.90%      7.22%       7.06%       7.24%       7.90%       9.03%      10.07%
Portfolio Turnover.................        18%         34%        25%          0%         19%         37%         15%         54%

                                        CLASS A SHARES
                                     ---------------------
                                     YEAR ENDED AUGUST 31
                                     ---------------------
                                       1989        1988
                                     ---------   ---------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of the
 Period............................      $7.04       $7.12
                                     ---------   ---------
 Net Investment Income.............       .72         .73
 Net Realized and Unrealized
   Gain/Loss.......................      (.25)      (.035)
                                     ---------   ---------
Total from Investment Operations...       .47         .695
LESS DISTRIBUTIONS FROM NET
 INVESTMENT INCOME.................       .73         .775
                                     ---------   ---------
Net Asset Value, End of the
 Period............................      $6.78       $7.04
                                     =========   =========
TOTAL RETURN(a)....................      7.00%      10.37%
RATIOS/SUPPLEMENTAL DATA
Net Assets at End of Period (In
 millions).........................     $239.6      $206.8
Ratio of Expenses to Average Net
 Assets(b).........................       .75%        .74%
Ratio of Net Investment Income to
 Average Net Assets(b).............     10.21%      10.46%
Portfolio Turnover.................        18%         56%



                               (Table and footnotes continued on following page)

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                                                       CLASS B SHARES
                                            --------------------------------------------------------------------
                                                                                            SEPTEMBER 28, 1992
                                                                                             (COMMENCEMENT OF
                                                       YEAR ENDED AUGUST 31,                   DISTRIBUTION)
                                            --------------------------------------------       TO AUGUST 31,
                                              1997       1996        1995        1994              1993
                                            --------------------------------------------   ---------------------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of the
 Period...................................  $  6.642   $  6.94         $6.62      $7.36              $7.05
                                            --------   ---------   ---------   ---------        ----------
 Net Investment Income....................      .438       .424         .42        .44              .43
 Net Realized and Unrealized Gain/Loss....      .308      (.290)        .33       (.755)            .3465
                                            --------   ---------   ---------   ---------        ----------
Total from Investment Operations..........      .746       .134         .75       (.315)            .7765
LESS DISTRIBUTIONS FROM NET INVESTMENT
 INCOME...................................      .433       .432         .43        .425             .4665
                                            --------   ---------   ---------   ---------        ----------
Net Asset Value, End of the Period........  $  6.955   $  6.642       $6.94       $6.62              $7.36
                                            ========   =========   =========   =========        ==========
TOTAL RETURN(a)...........................    12.19%      1.85%       11.86%     (4.38%)          11.54%*
RATIOS/SUPPLEMENTAL DATA
Net Assets at End of Period (In
 millions)................................   $34.0       $26.9        $19.2      $13.5               $8.4
Ratio of Expenses to Average Net
 Assets(b)................................     1.91%      1.90%        1.94%      1.90%            1.96%
Ratio of Net Investment Income to Average
 Net Assets(b)............................     6.37%      6.12%        6.40%      6.29%            6.21%
Portfolio Turnover........................       18%        34%          25%         0%              19%

                                                              CLASS C SHARES
                                            ---------------------------------------------------
                                                                               AUGUST 30, 1993
                                                                               (COMMENCEMENT OF
                                                 YEAR ENDED AUGUST 31,          DISTRIBUTION)
                                            --------------------------------    TO AUGUST 31,
                                             1997       1996         1995          1994(C)
                                            ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of the
 Period...................................  $ 6.639   $ 6.93          $6.62           $7.36
                                            -------   ---------   ----------      ----------
 Net Investment Income....................     .434      .426           .42            .44
 Net Realized and Unrealized Gain/Loss....     .316     (.285)          .32           (.755)
                                            -------   ---------   ----------      ----------
Total from Investment Operations..........     .750      .141           .74           (.315)
LESS DISTRIBUTIONS FROM NET INVESTMENT
 INCOME...................................     .433      .432           .43            .425
                                            -------   ---------   ----------      ----------
Net Asset Value, End of the Period........  $ 6.956   $ 6.639         $6.93           $6.62
                                            =======   =========   ==========      ==========
TOTAL RETURN(a)...........................   11.63%     2.00%       11.70%           (4.51%)
RATIOS/SUPPLEMENTAL DATA
Net Assets at End of Period (In
 millions)................................    $5.1    $ 5.9           $4.1            $2.3
Ratio of Expenses to Average Net
 Assets(b)................................    1.92%     1.90%          1.93%          1.93%
Ratio of Net Investment Income to Average
 Net Assets(b)............................    6.38%     6.14%          6.40%          6.49%
Portfolio Turnover........................      18%       34%            25%             0%


---------------

 * Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.


(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of expenses was less than 0.01%.


(c) This class of shares commenced distribution on August 30, 1993. Therefore, no information is presented for the 1993 fiscal year.

------------------------------------------------------------------------------
THE FUND
------------------------------------------------------------------------------


  The Fund is a diversified, open-end management investment company, commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a diversified portfolio of securities by combining their resources in an effort to achieve such goals.



  Van Kampen American Capital Asset Management, Inc. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser and its affiliates also act as investment adviser to other mutual funds distributed by Van Kampen American Capital Distributors, Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of the Prospectus.

------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES
------------------------------------------------------------------------------

  The primary investment objective of the Fund is to provide current income consistent with preservation of capital. Capital appreciation is a secondary objective which is sought only when consistent with the Fund's primary objective. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of corporate debt securities, including convertible securities. There is no assurance that these objectives will be achieved and yields may fluctuate over time.

  The Fund expects that at all times at least 65% of its total assets will be invested in corporate bonds. For these purposes a corporate bond is defined as any corporate debt security with an original term to maturity of greater than one year. The Fund may invest up to 10% of its assets in preferred stocks. See "Investment Practices -- Preferred Stocks." The Fund may invest up to 20% of its assets in convertible securities which includes convertible debentures as well as convertible preferred stocks. In order to hedge against changes in interest rates, the Fund may invest in or write options on U.S. Government securities and engage in transactions involving interest rate futures and options on such contracts. See "Investment Practices -- Using Options, Futures Contracts and Related Options" and the Statement of Additional Information for discussion of options, futures contracts and related options.


  The Fund is not limited as to the maturities of the corporate debt securities in which it invests. Most preferred stocks have no stated maturity. The weighted average maturity, which is likely to vary from time to time, of the corporate bonds owned by the Fund on August 31, 1997, was 14.5 years. Corporate bonds with longer maturities generally tend to produce higher yields and are subject to greater market risk than debt securities with shorter maturities. When interest rates increase, prices of outstanding corporate bonds and preferred stocks generally decline. Conversely, prices of outstanding corporate bonds and preferred stocks generally increase when interest rates fall.

  An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment, and should not be used as a trading vehicle.


  The Fund invests in three categories of securities:

   I. (a) securities rated at the time of purchase Baa or higher by Moody's or BBB or higher by S&P;

      (b) securities issued, or guaranteed by the U. S. Government, its agencies or instrumentalities;

      (c) commercial paper rated Prime by Moody's or A by S&P; and

      (d) cash and cash equivalents.

   II. Securities rated Ba by Moody's or BB by S&P.

  III. Securities rated B or below by Moody's or S&P or nonrated (excluding nonrated U.S. Government agency obligations).

  The above specified ratings apply to preferred stocks as well as corporate bonds.

  At least 60% of the Fund's assets must, and up to 100% may, be invested in category I securities. Up to 40% of the Fund's assets may be invested in category II securities. No more than 20% may be invested in category III securities. Securities in category II and category III are commonly referred to as junk bonds.

  The above percentage limitations apply to the Fund's investment portfolio excluding options, futures contracts and related options. The foregoing are fundamental policies of the Fund which may not be changed without approval by a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's shareholders. Although the Fund may invest up to 40% of its assets in securities rated Ba by Moody's or BB by S&P, it currently intends to limit such investments to less than 35% of its assets. It is the current operating policy of the Fund not to purchase debt securities rated below B by both Moody's and S&P or nonrated securities considered by the Adviser to be of comparable quality.

  During the fiscal year ended August 31, 1997, the percentage of the Fund's assets invested in debt securities (or preferred stocks) within the various rating categories (based on the higher of the S&P or Moody's ratings), the nonrated debt securities determined by the Adviser to be of comparable quality and other assets, determined on a dollar weighted average, were as follows:

------------------------------------------------------------------------------


AA/Aa......................................................      0.00%
A/A........................................................     25.10%
BBB/Baa....................................................     60.20%
BB/Ba......................................................     14.70%
B..........................................................      0.00%
                                                               -------
    Total Net Assets.......................................    100.00%


------------------------------------------------------------------------------

  Generally, lower rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater market risk and credit risk. Lower rated debt securities generally are more speculative with respect to the capacity of the issuer to make interest and principal payments. For example, debt securities rated BB/Ba or B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The ratings of Moody's and S&P represent their opinions of the quality of the securities they undertake to rate, but not the market value risk of such securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Credit ratings are also subject to a risk that the rating agencies may fail to timely change the ratings to reflect subsequent events. A description of the bond, commercial paper and preferred stock ratings of Moody's and S&P is contained in the Appendix. Investors should consider carefully the additional risks associated with investment in lower rated securities, which are not generally meant for short-term investment.

  The market value of lower rated securities may fluctuate more than the market value of higher rated securities, since the former tend to reflect short-term corporate and market developments to a greater extent than higher rated securities, which fluctuate primarily in response to the general level of interest rates, assuming that there has been no change in the fundamental quality of such securities. Investment results of the Fund's lower rated securities may be more dependent upon the Adviser's credit analysis than the results from investments in higher rated securities. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in prices of lower rated securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its senior securities. In addition, the secondary trading market for lower rated securities may be less liquid than the market for higher grade securities.

  Prices of lower rated debt securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer, an industry or lower rated debt securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. See "Risk Factors" in the Statement of Additional Information for a further discussion of risk factors associated with investments in lower rated securities.

  In soliciting corporate debt securities, the Adviser evaluates the issuer of such security based on a number of factors, including but not limited to, the issuer's financial strength, its earnings potential, its operating history and management skills.

  Common stocks may be temporarily acquired in the portfolio as a result of conversion of convertible securities into such common stocks or upon exercise of warrants attached to or included in a unit with a debt security purchased by the Fund.

  The Fund may also invest up to 20% of its total assets in United States dollar denominated securities of foreign governments and other foreign issuers. See "Investment Practices -- Securities of Foreign Issuers."

------------------------------------------------------------------------------
INVESTMENT PRACTICES
------------------------------------------------------------------------------


  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks or broker-dealers in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Repurchase agreements involve certain risks in the event of a default by the other party. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed 10% of the value of its net assets. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period and (c) expenses of enforcing its rights.

  For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.


  PREFERRED STOCKS. Preferred stocks may provide a higher dividend rate than the interest yield on debt securities of the same issuer, but are subject to greater risk of fluctuation in market value and greater risk of non-receipt of income.

  Preferred stocks are in many ways like perpetual debt securities, providing a stream of income but without stated maturity date. Because they lack a fixed maturity date, preferred stocks are likely to fluctuate substantially in price when interest rates change. Such fluctuations generally are comparable to or exceed those of long-term government or corporate bonds (those with maturities of fifteen to thirty years).

  Preferred stocks have claims on assets and earnings of the issuer which are subordinate to the claims of all creditors but senior to the claims of common stockholders. A preferred stock rating differs from a bond rating because it applies to an equity issue which is intrinsically different from, and subordinated to, a debt issue. Preferred stock ratings generally represent an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations.

  USING OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS. The investment policies of the Fund permit the Fund to invest in or write options, futures contracts and related options. Thus, the Fund may engage in transactions in futures contracts on U.S. Government securities.


  The Fund is authorized to purchase and sell over-the-counter options ("OTC Options"). OTC Options are purchased from or sold to securities dealers, financial institutions of other parties ("Counterparties") through direct bilateral agreement with the Counterparty. The Fund will sell only OTC Options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require to the Counterparty to sell the option back to the Fund at a formula price within seven days. The staff of the SEC currently takes the position that, in general, OTC Options on securities other than U.S. Government securities purchased by the

Fund, and portfolio securities covering OTC Options sold by the Fund, are illiquid securities subject to the Fund's limitation on illiquid securities described below. The Fund may not purchase or sell futures contracts or related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets.


  The Fund presently expects to utilize options, futures contracts and options thereon in several different ways, depending upon the status of the Fund's portfolio and the Adviser's expectations concerning the securities markets. See the Statement of Additional Information for discussion of options, futures contracts and related options.


  Potential Risks of Options, Futures Contracts and Related Options. The purchase and sale of options, futures contracts and related options involve risks different from those involved with direct investments in underlying securities. While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, if the Adviser is not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worse than if the Fund did not make such investments. In addition, the Fund would pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its return.



  In order to prevent leverage in connection with the purchase of futures contracts or call options thereon by the Fund, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts or options (less any related margin deposits) will be maintained in a segregated account with the Custodian. The Fund may not invest more than 10% of its net assets in illiquid securities, including certain OTC Options deemed illiquid and repurchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transactions in options, futures contracts and related options is contained in the Statement of Additional Information.


  LOANS OF PORTFOLIO SECURITIES. The Fund is authorized to lend portfolio securities to broker-dealers and financial institutions in an amount up to 10% of its net assets, provided that such loans are at all times callable by the Fund and are at all times secured by cash collateral that is at least equal to the market value, determined daily, of the loaned securities. During the period of the loan, the Fund receives the income on both the loaned securities and the collateral and thereby increases its yield after payment of lending fees.

  PORTFOLIO TRANSACTIONS AND BROKERAGE PRACTICES. The Adviser is responsible for the placement of orders for the purchase and sale of portfolio securities for the Fund and the negotiation of the price of, and any commissions on, such transactions. Most transactions made by the Fund are with dealers acting as principals. Broker-dealers are selected on the basis of their professional capability for the type of transaction and the value and quality of execution services rendered on a continuing basis. The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with broker-dealers participating in the distribution of shares of the Fund if it reasonably believes that the quality of the execution and any commission are comparable to that available from other qualified firms. The Adviser is authorized to place portfolio transactions with broker-dealers that provide it with investment and research information and to pay higher than the lowest available commission if the Adviser determines that the cost is reasonable in relation to the overall services provided. The information received may be used by the Adviser in managing the assets of other advisory accounts as well as in the management of the assets of the Fund.


  SECURITIES OF FOREIGN ISSUERS. The Fund may invest up to 20% of its total assets in United States dollar denominated debt issues of foreign governments and other foreign issuers.

  The Adviser believes that in many instances such foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities. Such securities may be subject to foreign government taxes which would reduce the effective yield. Such securities may be less liquid than the securities of the U.S. corporations, and are certainly less liquid than securities issued by the U.S. Government or its agencies.

  The above described foreign investments involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of U.S. corporations or of the U.S. Government. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Finally, in the event of a default on any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. Such investments will be made only when the Adviser believes that higher yields justify the attendant risks.


  INVESTMENT RESTRICTIONS. The Fund has adopted certain fundamental investment restrictions which, like the investment objectives, may not be changed without approval by a vote of a majority of the outstanding voting shares of the Fund (as defined in the 1940 Act). These restrictions provide, among other things, that the Fund may not:

  1. Invest more than 5% of its total assets at market value in any one issuer or purchase more than 10% of any class of securities of any issuer (excluding in both cases the U.S. Government), except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act.

  2. Invest more than 5% of the value of its total assets in companies having a record, together with predecessors, of less than three years of continuous operation, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act.

  3. Borrow money, except for temporary or emergency purposes, and then not in excess of 5% of its total assets taken at cost, or mortgage, pledge or hypothecate its assets to secure such borrowing except in an amount taken at market not exceeding 10% of its total assets taken at cost. Notwithstanding the foregoing, the Fund may engage in transactions in options, futures contracts and related options, segregate or deposit assets to cover or secure options written and make margin deposits and payments for futures contracts and related options.

  4. Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended, in the resale of any unregistered securities owned by the Fund; provided, however, the Fund shall not purchase any unregistered securities if immediately after and as a result of such purchase of such securities, together with any other illiquid securities held by the Fund, would constitute more than 10% of the Fund's total assets.

  5. Lend any of its assets except for the following types of transactions: (a) loans of portfolio securities up to 10% of the value of the Fund's net assets, taken at market, collateralized at 100% each business day, subject to immediate termination if the collateral is not maintained, or on five business days' notice by the Fund or not less than one business day's notice by the borrower, on which the Fund will receive all income accruing on the borrowed securities during the loan as described under "Investment Practices -- Loans of Portfolio Securities", (b) the purchase of debt securities publicly distributed or of a type customarily purchased by institutional investors and (c) the purchase of securities subject to repurchase agreements. See "Investment Practices -- Repurchase Agreements."

------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
------------------------------------------------------------------------------


  THE ADVISER. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $60 billion under management or supervision. Van Kampen American Capital's more than 60 open-end and 37 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc., the distributor of the Fund and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital. Van Kampen American Capital is an indirect wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



  Morgan Stanley, Dean Witter, Discover & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.



  ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Fund as follows:


        AVERAGE DAILY NET ASSETS           % PER ANNUM
-------------------------------------------------------
First $150 million......................  0.50 of 1.00%
Next $100 million.......................  0.45 of 1.00%
Next $100 million.......................  0.40 of 1.00%
Over $350 million.......................  0.35 of 1.00%
-------------------------------------------------------

  Under the Advisory Agreement, the Fund also reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Operating expenses paid by the Fund include service fees, distribution fees, custodial fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees (other than those who are affiliated persons as defined in the 1940 Act of the Adviser, Distribution or Van Kampen American Capital), and all other business expenses not specifically assumed by the Adviser. Advisory (management) fee, and total operating expense ratios are shown under the caption "Annual Fund Operating Expenses and Example" herein.



  From time to time the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them to the extent of, or bearing expenses in excess of, such limitations as they may establish.



  The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp.")



  PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



  PORTFOLIO MANAGEMENT. David R. Troth has been primarily responsible for the day-to-day management of the Fund's investment portfolio since 1979. During the past five years, Mr. Troth has been a Senior Vice President of the Adviser. Since June 1995, Mr. Troth has been a Senior Vice President of Advisory Corp.


------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
------------------------------------------------------------------------------


  The Alternative Sales Arrangements permits an investor to choose the method of purchasing shares of the Fund that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares.


  CLASS A SHARES. Class A shares are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (4.99% of the net amount invested), reduced on investments of $100,000 or more. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on redemptions made within one year of the purchase. Class A shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the

Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Purchase of Shares -- Class A Shares."


  CLASS B SHARES. Class B shares are sold at net asset value and are subject to a deferred sales charge if redeemed within five years of purchase. Class B shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class B shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. Class B shares convert automatically to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Purchase of Shares -- Class B Shares."


  CLASS C SHARES. Class C shares are sold at net asset value and are subject to a deferred sales charge if redeemed within one year of purchase. Class C shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class C shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class C shares. Class C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares -- Class C Shares."


  CONVERSION FEATURE. Class B shares purchased on or after June 1, 1996 and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share acquired through the exchange privilege is determined by reference to the Participating Fund from which such share was originally purchased.



  The conversion of such shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such class of shares for an indefinite period.



  FACTORS FOR CONSIDERATION. In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperaments. Investors should consider whether, during the anticipated life of their investment in the Fund, the higher aggregate fees and CDSC on Class B shares and Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Annual Fund Operating Expenses and Example" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases at net asset value. It is presently the policy of the Distributor not to accept any order of $500,000 or more for Class B shares or any order of $1 million or more for Class C shares as it ordinarily would be more beneficial for such an investor to purchase Class A shares.



  Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a CDSC. Ongoing distribution fees on Class B shares and Class C shares may be offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A shares or Class B shares, rather than Class C shares.



  Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, wish to maximize their current income from the start, prefer not to pay redemption charges or have a longer-term investment horizon. In addition, the check writing privilege is only available for Class A shares (See "Shareholder Services -- Check Writing Privilege"). Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon or desire a short CDSC schedule.



  The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any CDSC incurred upon redemption within five years or one year, respectively, of purchase. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling such shares. INVESTORS SHOULD UNDERSTAND THAT THE PURPOSE AND FUNCTION OF THE CDSC AND ONGOING DISTRIBUTION FEE WITH RESPECT TO THE CLASS B SHARES AND CLASS C SHARES ARE THE SAME AS THOSE OF THE INITIAL SALES CHARGE WITH RESPECT TO CLASS A SHARES. See "Distribution and Service Plans."



  GENERAL. Dividends paid by the Fund with respect to Class A shares, Class B shares and Class C shares will be calculated in the same manner at the same time on the same day except that the higher distribution fees and transfer agency costs relating to Class B shares or Class C shares will be borne by the respective class. See "Distributions from the Fund." Shares of the Fund may be exchanged, subject to certain limitations, for shares of the same class of certain other mutual funds advised by the Adviser and its affiliates and distributed by the Distributor. See "Shareholder Services -- Exchange Privilege."


------------------------------------------------------------------------------
PURCHASE OF SHARES
------------------------------------------------------------------------------

  The Fund offers three classes of shares to the public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). The term "dealers" and "brokers" are sometimes referred to herein as "authorized dealers."

  Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments. Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

  Shares may be purchased on any business day through authorized dealers. Shares also may be purchased by completing the application accompanying this Prospectus and forwarding the application, through the authorized dealer, to the shareholder service agent, ACCESS Investor Services, Inc. ("ACCESS"), a wholly-owned subsidiary of Van Kampen American Capital. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A shares, Class B shares or Class C shares.


  Shares are offered at the next determined net asset value per share, plus a front-end or contingent deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. Net asset value per share for each class is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open. Net asset value per share for each class is determined by dividing the value of the Fund's securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Securities listed or traded principally on a national securities exchange are valued at the last sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean between the last reported bid and asked price. Securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith by the Trustees of the Fund. Short-term securities are valued in the manner described in the notes to the financial statements included in the Statement of Additional Information.



  Generally, the net asset values per share of the Class A shares, Class B shares and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class A shares, Class B shares and Class C shares may differ from one another, reflecting the daily expense accruals of the higher distribution fee and transfer agency costs applicable with respect to the Class B shares and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of the net asset value (plus sales charges, where applicable) after an order is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by authorized dealers after the close of the Exchange are priced based on the next close provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit orders received by them to the Distributor so they will be received prior to such time. Orders of less than $500 are mailed by the authorized dealer and processed at the offering price next calculated after receipt by ACCESS.



  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution fee and transfer agency costs) resulting from such sales arrangement, (ii) generally, each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan pursuant to which its distribution fee or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available. The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the distribution fee and other expenses associated with such shares. Sales personnel of authorized dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.



  The Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor is sponsoring a sales incentive program for A.G. Edwards & Sons, Inc. ("A.G. Edwards"). The Distributor will reallow its portion of the Fund's sales concession to A.G. Edwards on sales of Class A shares of the Fund relating to the "rollover" of any savings into an Individual Retirement Account ("IRA"), the transfer of assets into an IRA and contributions to an IRA, commencing on January 1, 1998 and terminating on April 15, 1998. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.


CLASS A SHARES


  The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.


SALES CHARGE TABLE

                                                                REALLOWED TO
                                                                DEALERS (AS
                                    AS % OF        AS % OF          A %
             SIZE OF                OFFERING      NET AMOUNT    OF OFFERING
           INVESTMENT                PRICE         INVESTED        PRICE)
----------------------------------------------------------------------------
Less than $100,000...............    4.75%          4.99%          4.25%
$100,000 but less than
  $250,000.......................    3.75%          3.90%          3.25%
$250,000 but less than
  $500,000.......................    2.75%          2.83%          2.25%
$500,000 but less than
  $1,000,000.....................    2.00%          2.04%          1.75%
$1,000,000 or more...............      *              *              *
----------------------------------------------------------------------------


   * No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid to authorized dealers who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


  In addition to the reallowance from the applicable public offering price described above, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to authorized dealers that sell shares of the Fund. Authorized dealers which are reallowed all or substantially all of the sales commissions may be deemed to be underwriters for purposes of the Securities Act of 1933, as amended.

  The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the reallowance allowable to authorized dealers described herein. Such financial institutions, other industry professionals and authorized dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

QUANTITY DISCOUNTS

  Investors purchasing Class A shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.


  Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.



  A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.



  As used herein, "Participating Funds" refers to certain open-end investment companies advised by the Adviser or Van Kampen American Capital Investment Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.


  Volume Discounts. The size of investment shown in the preceding sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

  Cumulative Purchase Discount. The size of investment shown in the preceding sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.


  Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the preceding sales charge table. The size of investment shown in the preceding sales charge table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the

13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application form accompanying this Prospectus.


OTHER PURCHASE PROGRAMS


  Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


  Unit Investment Trust Reinvestment Programs. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Fund at net asset value and with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their authorized dealer or the Distributor.

  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide ACCESS with appropriate backup data for each participating investor in a computerized format fully compatible with ACCESS' processing system.

  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.


  NAV Purchase Options. Class A shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:



  (1) Current or retired trustees or directors of funds advised by the Adviser or Van Kampen American Capital Investment Advisory Corp. and such persons' families and their beneficial accounts.



  (2) Current or retired directors, officers and employees of Morgan Stanley Group Inc. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.



  (3) Directors, officers, employees and when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.



  (4) Registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.


  (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $3 million or more and which invest in multiple fund families through national wirehouse alliance programs.


  (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.



  (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.



  (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen American Capital Trust Company served as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, and 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million and 0.25% on the excess over $50 million.



  (9) Individuals who are members of a "qualified group". For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a CDSC of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.


  Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with ACCESS by the investment adviser, trust company or bank trust department, provided that ACCESS receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described herein under "Distribution and Service Plans" on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


CLASS B SHARES

  Class B shares are offered at net asset value. Class B shares which are redeemed within five years of purchase are subject to a CDSC at the rates set forth in the following table, charged as a percentage of the dollar amount subject thereto. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class B shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A shares.

  The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

------------------------------------------------------------------------------

                                                CONTINGENT DEFERRED SALES CHARGE
                                                       AS A PERCENTAGE OF
              YEAR SINCE PURCHASE               DOLLAR AMOUNT SUBJECT TO CHARGE
------------------------------------------------------------------------------
First..........................................       4.00%
Second.........................................       4.00%
Third..........................................       3.00%
Fourth.........................................       2.50%
Fifth..........................................       1.50%
Sixth and After................................        None
------------------------------------------------------------------------------

  In determining whether a CDSC is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a CDSC, second of shares held for over five years and third of shares held longest during the five-year period.


  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a deferred sales charge at a rate of 4.00% (the applicable rate in the second year after purchase).

  A commission or transaction fee of 4.00% of the purchase amount will be paid to authorized dealers at the time of purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives, in the form of cash or other compensation, to authorized dealers that sell Class B shares of the Fund.

CLASS C SHARES

  Class C shares are offered at net asset value. Class C shares which are redeemed within the first year of purchase are subject to a CDSC of 1.00%. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order in an amount of $1 million or more for Class C shares because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A shares.


  In determining whether a CDSC is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a CDSC and second of shares held for more than one year.


  A commission or transaction fee of 1.00% of the purchase amount will be paid to authorized dealers at the time of purchase. Authorized dealers will also be paid ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C shares annually commencing in the second year after purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation to authorized dealers that sell Class C shares of the Fund.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE


  The CDSC is waived on redemptions of Class B shares and Class C shares (i) following the death or disability (as defined in the Code) of a shareholder,
(ii) in connection with required minimum distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The CDSC also is waived on redemptions of Class C shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. See the Statement of Additional Information for further discussion of waiver provisions.


------------------------------------------------------------------------------
SHAREHOLDER SERVICES
------------------------------------------------------------------------------

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. The following is a description of such services.


  INVESTMENT ACCOUNT. Each shareholder has an investment account under which the investor's shares of the Fund are held by ACCESS, the Fund's transfer agent. ACCESS performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in this Prospectus, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to ACCESS.


  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received, ACCESS will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.



  REINVESTMENT PLAN. A convenient way for shareholders to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the record date. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired) or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value or that both dividends and capital gains distributions be paid in cash.


  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized dealers.


  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.



  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.



  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus, or by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any other Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution.



  EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset values of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such Fund.



  To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days' may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such request.



  When Class B shares and Class C shares are exchanged among Participating Funds, the holding period for purposes of computing the CDSC is based upon the date of the initial purchase of such shares from a Participating Fund (the "original fund"). Upon redemption from the Participating Funds' complex of funds, Class B shares and Class C shares are subject to the CDSC schedule imposed by the original fund.



  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying this Prospectus. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine.

Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


  A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.


  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semi-annual or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."


  Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

  Under this plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under this plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event.


  CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are in a non-escrow status may appoint ACCESS as agent by completing the Authorization for Redemption by Check form and the appropriate section of the application and returning the form and the application to ACCESS. Once the form is properly completed, signed and returned to ACCESS, a supply of checks drawn on State Street Bank and Trust Company (the "Bank") will be sent to the Class A shareholder. These checks may be made payable by the Class A shareholder to the order of any person in any amount of $100 or more.


  When a check is presented to the Bank for payment, full and fractional Class A shares required to cover the amount of the check are redeemed from the shareholder's Class A account by ACCESS at the next determined net asset value. Check writing redemptions represent the sale of Class A shares. Any gain or loss realized on the sale of shares is a taxable event. See "Redemption of Shares."


  Checks will not be honored for redemption of Class A shares held less than 15 days, unless such Class A shares have been paid for by bank wire. Any Class A shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or the Bank. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege. A "stop payment" system is not available on these checks. See the Statement of Additional Information for further information regarding the establishment of the privilege.

------------------------------------------------------------------------------
REDEMPTION OF SHARES
------------------------------------------------------------------------------

  REGULAR REDEMPTIONS. Shareholders may redeem for cash some or all of their shares of the Fund at any time. To do so, a written request in proper form must be sent directly to ACCESS, P. O. Box 418256, Kansas City, Missouri 64141-9256. Shareholders may also place redemption requests through an authorized dealer. Orders received from authorized dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time.

  As described herein under "Purchase of Shares," redemptions of Class B shares and Class C shares are subject to a CDSC. In addition, a CDSC of 1.00% may be imposed on certain redemptions of Class A shares made within one year of purchase for investments of $1 million or more. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A custodian of a retirement plan account may charge fees based on the custodian's fee schedule.

  The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker/dealer; a credit union; a savings and loan association; a member firm of a national securities exchange, registered securities association or clearing agency; or a federal savings bank.


  Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, although the Fund normally does not issue certificates for shares, it will do so if a special request has been made to ACCESS. In the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to ACCESS. Where Van Kampen American Capital Trust Company serves as custodian, special IRA, 403(b)(7), or Keogh distribution forms must be obtained from and be forwarded to Van Kampen American Capital Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information.



  In the case of redemption requests sent directly to ACCESS, the redemption price is the net asset value per share next determined after the request is received. Payment for shares redeemed will be made by check mailed within seven days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.



  TELEPHONE REDEMPTIONS. In addition to the regular redemption procedures set forth above, the Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Fund at (800) 421-5666 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure previously described. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.


  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions are expected to be wired on the next business day following the date of redemption. This service is also not available with respect to shares held in an individual retirement account (IRA) for which Van Kampen American Capital Trust Company acts as custodian. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.

  GENERAL REDEMPTION INFORMATION. The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


  REDEMPTION UPON DISABILITY. The Fund will waive the CDSC on redemptions following the disability of a Class B shareholder or Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the CDSC on Class B shares and Class C shares.

  In cases of disability, the CDSC on Class B shares and Class C shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the CDSC on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.

  REINSTATEMENT PRIVILEGE. A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the proceeds of such redemption in Class A shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder
Services -- Exchange Privilege") next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.

------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS
------------------------------------------------------------------------------

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers or financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.

  CLASS A SHARES. The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense. The rates above are 0.15% with respect to Class A shares in accounts existing on or before September 30, 1989.

  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C shares up to 0.75% of the Fund's average daily net assets attributable to Class C shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense attributable to the Class C shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A shares, there is no carryover of such reimbursement obligations to succeeding years.


  The Distributor's actual expenses with respect to Class B shares or Class C shares for any given year may exceed the amounts payable to the Distributor with respect to such class of shares under the Distribution Plan, the Service Plan and payments received pursuant to the CDSC. In such event, with respect to any such class of shares, any unreimbursed expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B share or Class C share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of August 31, 1997, there were $1,605,025 and $134,164 of unreimbursed distribution-related expenses with respect to Class B shares and Class C shares, respectively, representing 4.72% and 2.63% of the Fund's net assets attributable to Class B shares and Class C shares, respectively. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through CDSCs.


  The Distributor will not use the proceeds from the CDSC applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the

Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.

------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
------------------------------------------------------------------------------

  In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains distributions.

  DIVIDENDS. Interest earned from investments is the Fund's main source of income. Substantially all of this income, less expenses, is distributed monthly as dividends to shareholders. The Fund has paid consecutive monthly dividends since its first monthly dividend in November, 1971. Dividends are automatically applied to purchase shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise. See "Shareholder
Services -- Reinvestment Plan."


  The per share dividends on Class B shares and Class C shares may be lower than the per share dividends on Class A shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


  CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than their purchase prices. The Fund annually distributes to shareholders the excess, if any, of its total profits on the sale of securities during the year over its total losses on the sale of securities, including capital losses carried forward from prior years under tax laws. As in the case of dividends, capital gains distributions are automatically reinvested in additional shares of the Fund at net asset value unless the shareholder instructs otherwise. See "Shareholder Services -- Reinvestment Plan."

------------------------------------------------------------------------------
TAX STATUS
------------------------------------------------------------------------------


  FEDERAL INCOME TAXATION. The Fund has qualified and intends to continue to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.


  If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

  In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31 of each year, at least 98% of its ordinary income (not including tax-exempt income) for such year and at least 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.


  Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



  The Fund's ability to dispose of portfolio securities may be limited by the requirement for qualification as a regulated investment company that less than 30% of the Fund's annual gross income be derived from the disposition of securities held for less than three months. Under recently enacted legislation, this requirement will no longer be applicable to the Fund beginning on July 1, 1998.

  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.


  DISTRIBUTIONS. Distributions of the Fund's net investment income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gains dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gains dividends), see "Capital Gains Rates Under the 1997 Tax Act" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.


  Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.


  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Fund distributions generally will not qualify for the dividends received deduction for corporations.


  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31 prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

  Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.



  Under Code Section 988, foreign currency gains or losses from certain forward contracts not traded in the interbank market as well as certain other gains or losses attributable to currency exchange rate fluctuations are typically treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.



  The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.



  SALE OF SHARES. The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates Under the 1997 Tax Act" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.



  CAPITAL GAINS RATES UNDER THE 1997 TAX ACT. Under the Taxpayer Relief Act of 1997 (the "1997 Tax Act"), the maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less, (ii) 28% for capital assets held for more than one year but not more than 18 months and (iii) 20% for capital assets held for more than 18 months. The 1997 Tax Act did not affect the maximum long-term capital gains rates for corporations, which remains at 35%. The new tax rates for capital gains under the 1997 Tax Act described above apply to distributions of capital gains dividends by regulated investment companies such as the Fund as well as to sales and exchanges of shares in regulated investment companies such as the Fund. With respect to capital losses recognized on dispositions of shares held six months or less where such losses are treated as long-term capital losses to the extent of prior capital gains dividends received on such shares (see "Sale of Shares" above), it is unclear how such capital losses offset the capital gains referred to above. Shareholders should consult their own tax advisors as to the application of the new capital gains rates to their particular circumstances.



  GENERAL. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

------------------------------------------------------------------------------
FUND PERFORMANCE
------------------------------------------------------------------------------


  From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.



  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes a maximum sales charge of 4.75% for Class A shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable CDSC has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Since Class A shares of the Fund were offered at a maximum sales charge of 6.75% prior to June 12, 1989, actual Fund total return would have been somewhat less than that computed on the basis of the current maximum sales charge. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund or to reflect the fact no 12b-1 fees were incurred prior to October 1, 1989.

  Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

  In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

  For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or lesser than the Fund's then current dividend rate.

  The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

  Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  Yield and total return are calculated separately for Class A shares, Class B shares and Class C shares. Total return figures for Class A shares include the maximum sales charge of 4.75%; total return figures for Class B shares and Class C shares include any applicable CDSC. Because of the differences in sales charges and distribution fees, the total returns for each of the classes will differ.


  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.


  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the ratings or rankings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, Salomon Brothers Corporate Bond Index, Shearson-Lehman Corporate Bond Index, Merrill Lynch Corporate Master Index, Merrill Lynch Corporate and Government Index, Bloomberg Financial Markets Indices, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.


  The Fund may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by the standard performance information required by the SEC as described above.


  The Fund's Annual Report and Semi-Annual Report, contains additional performance information. A copy of the Annual Report or Semi-Annual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Prospectus.

------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
------------------------------------------------------------------------------


  The Fund was originally incorporated in Delaware on July 18, 1963 and was reincorporated by merger into a Maryland corporation on September 19, 1973. The Fund was again reorganized as a Delaware business trust as of August 5, 1995 and adopted its current name at that time.



  The authorized capitalization of the Fund consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, divided into classes. The

Fund currently offers three classes of shares, designated Class A shares, Class B shares and Class C shares. Other classes may be established from time to time in accordance with provisions of the Fund's Declaration of Trust.



  Each class of shares represents an interest in the same assets of the Fund and generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Except as described herein, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B shares and Class C shares pay higher distribution fees and transfer agent costs, the liquidation proceeds to Class B shareholders and Class C shareholders are likely to be lower than to other shareholders.



  The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Fund is set forth in the Statement of Additional Information.


  The Fund's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.
------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


  The fiscal year end of the Fund is August 31. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An Annual Report, containing financial statements audited by the Fund's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal tax information regarding dividends and capital gains distributions.

------------------------------------------------------------------------------
APPENDIX -- RATINGS OF COMMERCIAL PAPER AND SENIOR SECURITIES
------------------------------------------------------------------------------

  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group (S&P) rating symbols and their meanings (as published by S&P follows):

1. DEBT

      A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

      The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

      The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

      1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

      2. Nature of and provisions of the obligation:

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

LONG-TERM DEBT--INVESTMENT GRADE

  AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A: Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

  BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE


  BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.


  BB: Debt rated "BB" is less vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.


  B: Debt rated "B" is more vulnerable to default than debts rated "BB" but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.


  CCC: Debt rated "CCC" is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

  CC: Debt rated "CC" is currently highly vulnerable to nonpayment. The rating "CC" is also used for debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.


  C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but debt service payments are continued. The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.

  D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if debt service payments are jeopardized.


  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


  NR: Not rated. (No ranking because of insufficient date or because the stock is not amenable to the ranking process.)


  R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe payment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

  DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

  BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A," "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

2. COMMERCIAL PAPER

  A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


         B Issues rated "B" are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



         C This rating is assigned to short-term debt obligations currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



         D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


  A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

3. PREFERRED STOCK

  A S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

  The preferred stock ratings are based on the following considerations:

  1. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

  2. Nature of, and provisions of, the issuer.

  3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

  AAA  This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely
       strong capacity to pay the preferred stock obligations.
  AA   A preferred stock issue rated "AA" also qualifies as a
       high-quality, fixed income security. The capacity to
       pay preferred stock obligations is very strong,
       although not as overwhelming as for issues rated "AAA".
  A    An issue rated "A" is backed by a sound capacity to pay
       the preferred stock obligations, although it is
       somewhat more susceptible to the adverse effects of
       changes in circumstances and economic conditions.
  BBB  An issue rated "BBB" is regarded as backed by an
       adequate capacity to pay the preferred stock
       obligations. Whereas it normally exhibits adequate
       protection parameters, adverse economic conditions or
       changing circumstances are more likely to lead to a
       weakened capacity to make payments for a preferred
       stock in this category than for issues in the "A"
       category.
  BB   Preferred stock rated "BB", "B", and "CCC" are
  B    regarded, on balance, as predominantly speculative with
  CCC  respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of
       speculation and "CCC" the highest. While such issues
       will likely have some quality and protective
       characteristics, these are outweighed by large
       uncertainties or major risk exposures to adverse
       conditions.
  CC   The rating "CC" is reserved for a preferred stock issue
       in arrears on dividends or sinking fund payments, but
       that is currently paying.
  C    A preferred stock rated "C" is a nonpaying issue.
  D    A preferred stock rated "D" is a nonpaying issue with
       the issuer in default on debt instruments.

  NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.
       PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  MOODY'S INVESTORS SERVICE -- A brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investor Service) follows:

1. LONG-TERM DEBT

  AAA: Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than AAA securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated BAA are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  BA: Bonds which are rated BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  CA: Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from AA to B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

        1. An application for rating was not received or accepted.

        2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

        3. There is a lack of essential data pertaining to the issue or issuer.

        4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

2. SHORT-TERM DEBT

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.

  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issues:

  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         --Leading market positions in well-established industries.

         --High rates of return on funds employed.

         --Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         --Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment or senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes of the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Issuers rated Not Prime do not fall within any of the Prime rating categories.

3. PREFERRED STOCK

  Preferred stock rating symbols and their definitions are as follows:

        AAA: An issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

        AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

        A: An issue which is rated "A" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "AAA" and "AA" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

        BAA: An issue which is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

        BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

        B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

        CAA: An issue which is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

        CA: An issue which is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

        C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


        Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE FUND'S TOLL-FREE
NUMBER--(800) 341-2911
PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 341-2911
DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666
FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)
DIAL (800) 421-2833
FOR AUTOMATED TELEPHONE
SERVICES DIAL (800) 874-2424
VAN KAMPEN AMERICAN CAPITAL
CORPORATE BOND FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181
Investment Adviser
VAN KAMPEN AMERICAN CAPITAL
ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181
Distributor
VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181
Transfer Agent
ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital
     Corporate Bond Fund
Custodian
STATE STREET BANK AND
TRUST COMPANY
225 West Franklin Street
P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen American Capital
     Corporate Bond Fund
Legal Counsel
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606
Independent Accountants
PRICE WATERHOUSE LLP
200 East Randolph Drive
Chicago, IL 60601

 ------------------------------------------------------------------------------

                              CORPORATE BOND FUND

 ------------------------------------------------------------------------------

                              P R O S P E C T U S


                               DECEMBER 29, 1997


             ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH ------
                          VAN KAMPEN AMERICAN CAPITAL
    ------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                VAN KAMPEN AMERICAN CAPITAL CORPORATE BOND FUND


     Van Kampen American Capital Corporate Bond Fund (the "Fund") is a diversified, open-end management investment company. This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's Prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A prospectus may be obtained without charge by writing or calling Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 or (800) 421-5666.


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
General Information.........................................  B-2
Risk Factors................................................  B-2
U.S. Government Securities..................................  B-3
Repurchase Agreements.......................................  B-3
Options, Futures Contracts and Related Options..............  B-4
Investment Restrictions.....................................  B-8
Trustees and Officers.......................................  B-9
Legal Counsel...............................................  B-19
Investment Advisory Agreement...............................  B-19
Distributor.................................................  B-20
Distribution and Service Plans..............................  B-21
Transfer Agent..............................................  B-22
Portfolio Transactions and Brokerage........................  B-22
Determination of Net Asset Value............................  B-23
Purchase and Redemption of Shares...........................  B-23
Exchange Privilege..........................................  B-25
Check Writing Privilege.....................................  B-26
Tax Status of the Fund......................................  B-26
Fund Performance............................................  B-26
Other Information...........................................  B-27
Report of Independent Accountants...........................  B-28
Financial Statements........................................  B-29
Notes To Financial Statements...............................  B-39



      This Statement of Additional Information is dated December 29, 1997.

GENERAL INFORMATION


     Van Kampen American Capital Corporate Bond Fund, formerly known as American Capital Corporate Bond Fund, Inc. (the "Fund"), was originally organized in Delaware on July 18, 1963, and reincorporated by merger into a Maryland corporation on September 19, 1973. The Fund was reorganized as a series of Van Kampen American Capital Corporate Bond Fund (the "Trust"), under the laws of the State of Delaware as a business trust and adopted its present name as of August 5, 1995.



     Van Kampen American Capital Asset Management, Inc. (the "Adviser"), Van Kampen American Capital Distributors, Inc. (the "Distributor"), and ACCESS Investor Services, Inc. ("ACCESS") are wholly-owned subsidiaries of Van Kampen American Capital, Inc. ("VKAC"), which is an indirect wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. The principal office of the Fund, the Adviser, the Distributor and VKAC is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



     Morgan Stanley, Dean Witter, Discover & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.



     As of December 1, 1997, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A shares, Class B shares or Class C shares of the Fund, except as follows:



                      NAME AND ADDRESS                         AMOUNT OF     CLASS     PERCENTAGE
                         OF HOLDER                             OWNERSHIP   OF SHARES   OWNERSHIP
                      ----------------                         ---------   ---------   ----------
Van Kampen American Capital Trust Company...................   5,633,572       A         24.28%
2800 Post Oak Blvd.                                            1,123,168       B         21.45%
Houston, TX 77056                                                 56,571       C          7.78%
Merrill Lynch Pierce Fenner & Smith Inc. ...................     264,600       B          5.05%
For the Sole Benefit of its Customers                            286,723       C         39.43%
Attn Fund Administration
4800 Deer Lake Dr. East
3rd Floor
Jacksonville, FL 32246-6484


---------------
Van Kampen American Capital Trust Company acts as custodian for certain employee benefit plans and independent retirement accounts.

RISK FACTORS

     The following special considerations are additional risk factors associated with the Fund's investments in lower rated debt securities.

     1. Youth and Growth of the Lower Rated Debt Securities Market. Past experience may not provide an accurate indication of future performance of the market for lower-rated debt securities, particularly during periods of economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower rated debt securities in the Fund's portfolio, the Fund's net asset value and the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher rated securities. An investment in this Fund may be considered more speculative than investment in shares of a fund which invests only in higher rated debt securities.

     2. Sensitivity to Interest Rate and Economic Changes. Prices of lower rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower rated debt securities structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash. Where it deems it appropriate and in the best interests of Fund shareholders, the Fund may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

     3. Liquidity and Valuation. Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market. To the extent the Fund owns or may acquire illiquid or restricted lower rated securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Changes in values of debt securities which the Fund owns will affect its net asset value per share. If market quotations are not readily available for the Fund's lower rated or nonrated securities, these securities will be valued by a method that the Fund's Trustees believe accurately reflects fair value. Judgment plays a greater role in valuing lower rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.

     4. Congressional Action. New and proposed laws may have an impact on the market for lower rated debt securities.

     5. Taxation. Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

U.S. GOVERNMENT SECURITIES

     The U. S. Government securities in which the Fund may invest include obligations issued or guaranteed as to principal and interest by the U. S. Government, its agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U. S. Government, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the
U. S. Government, (c) discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Government National Mortgage Association, Federal Land Banks, and the Farmer's Home Administration.

REPURCHASE AGREEMENTS


     The Fund may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by the Adviser under guidelines approved by the Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are fully collateralized by the underlying debt securities and are considered to be loans under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities), may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights. See "Investment Practices -- Repurchase Agreements" in the Prospectus for further information.


OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS

WRITING CALL AND PUT OPTIONS


     Purpose. The principal reason for writing options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option writing program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Writing options on portfolio securities is likely to result in a higher portfolio turnover rate.



     Writing Options. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. The Fund would write call options only on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund would own or have the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or liquid securities in an amount not less than the market value of the underlying security, marked to market daily, while the option is outstanding.



     The purchaser of a put option pays a premium to the writer (i.e., the seller) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would write put options only on a secured basis, which means that, at all times during the option period, the Fund would maintain in a segregated account with its Custodian cash or liquid securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.


     Closing Purchase Transactions and Offsetting Transactions. In order to terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously written by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

     The Fund could write options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. A Fund could close out its position as a writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a writer, but would provide an asset of equal value to its obligations under the option written. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has written, it will be required to maintain the securities subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

     Risks of Writing Options. By writing a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option a Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.


PURCHASING CALL AND PUT OPTIONS


     The Fund could purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

FUTURES CONTRACTS

     The Fund could engage in transactions involving futures contracts and related options in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund would be exempt from registration as a "commodity pool."

     A corporate bond futures contract is an agreement pursuant to which two parties agree to take and make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the corporate bond index value at the close of the last trading day of the contract and the price at which the futures contract originally was struck.

     An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds or notes) at a specified future time and at a specified price.


     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with its Custodian in an account in the broker's name an amount of cash or liquid securities equal to not more than 5% of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying securities fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.


     For example, when the Fund has purchased a futures contract and the price of the underlying security has risen, that position will have increased in value, and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the value of the underlying security has declined, the position would be less valuable, and the Fund would be required to make a variation margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.


     Futures Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provide an alternative to the liquidation of securities positions in the Fund with attendant transaction costs. Ordinarily commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of securities.


     In the event of the bankruptcy of a broker through which the Fund engages in transactions in listed options, futures or related options, the Fund could experience delays and/or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts as a hedging device. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities, the risk of market distortion, the illiquidity risk and the risk or error in anticipating price movement.

     There may be an imperfect correlation or no correlation between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contract. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures only on exchanges and bonds of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.


     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.



     The Fund will not enter into futures or options (except for closing transactions) for other than bona fide hedging purposes if immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the current fair market value of the Fund's assets; however, in the case an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. In order to minimize leverage in connection with the purchase of futures contracts by the Fund, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the Custodian.


OPTIONS ON FUTURES CONTRACTS


     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as the sale of a futures contract. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.


RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS.

     In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Adviser will not purchase options on futures on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security, when the use of any option on a future would result in a loss to the Fund when the use of a future would not.

ADDITIONAL RISKS OF OPTIONS AND FUTURES TRANSACTIONS

     Each of the Exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.


INVESTMENT RESTRICTIONS



     The Fund has adopted the following restrictions which may not be changed without approval by the vote of a majority of its outstanding voting shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present in person or by proxy at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. In addition to the fundamental investment limitations set forth in the Fund's Prospectus, the Fund shall not:


      1. Invest more than 5% of the value of its total assets in companies having a record, together with predecessors, of less than three years of continuous operation, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission ("SEC") under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      2. Borrow money, except for temporary or emergency purposes, and then not in excess of 5% of its total assets taken at cost, or mortgage, pledge or hypothecate its assets to secure such borrowing except in an amount taken at market not exceeding 10% of its total assets taken at cost. Notwithstanding the foregoing, the Fund may engage in transactions in options, futures contracts and related options, segregate or deposit assets to cover or secure options written and make margin deposits and payments for futures contracts and related options.

      3. Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "1933 Act") in the resale of any unregistered securities owned by the Fund; provided, however, the Fund shall not purchase any unregistered securities if immediately after and as a result of such purchase of such securities, together with any other illiquid securities held by the Fund, would constitute more than 10% of the Fund's total assets.

      4. Lend any of its assets except for the following types of transactions:
         (a) loans of portfolio securities up to 10% of the value of the Fund's net assets, taken at market, collateralized at 100% each business day, subject to immediate termination if the collateral is not maintained, or on five business days' notice by the Fund or not less than one business day's notice by the borrower, on which the Fund will receive all income accruing on the borrowed securities during the loan as described under "Investment Practices -- Loans of Portfolio Securities" in the Prospectus; (b) the purchase of debt securities publicly distributed or of a type customarily purchased by institutional investors; and (c) the purchase of securities subject to repurchase agreements. See "Investment Practices -- Repurchase Agreements" in the Prospectus.

      5. Purchase real estate or interests in real estate (except through the purchase of liquid securities of real estate investment trusts) or commodities or commodity contracts, except that the Fund may enter into transactions in futures contracts or related options.

      6. Purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and it may engage in transactions in options, futures contracts and related options and make margin payments in connection therewith.

      7. Make short sales of securities or maintain a short position, but it may engage in transactions in options, futures contracts and related options.

      8. Invest more than 25% of the value of its total assets in the securities of issuers all of which conduct their principal business activities in the same industry; provided that neither all utility companies, as a group, nor all finance companies, as a group, are considered a single industry for purposes of this policy.


      9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


     10. Issue any bonds, notes, debentures or other obligations senior to shares of its capital stock. Notwithstanding the foregoing, the Fund may engage in transactions in options, futures contracts and related options and make margin deposits and payments in connection therewith.

     11. Hold the securities of a company if any officer or trustee of the Fund or its investment adviser owns more than 1/2% interest in it, or if the officers and trustees together own more than a 5% interest.

     12. Invest for the purpose of exercising control or management, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     13. Invest more than 5% of its total assets at market value in any one issuer or purchase more than 10% of any class of securities of any issuer (excluding in both cases the United States Government), except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     14. Invest more than 10% of its net assets (determined at the time of investment) in illiquid securities and repurchase agreements which have a maturity of longer than seven days.


TRUSTEES AND OFFICERS



     The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and other executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with VK/AC Holding, Inc. ("VKAC Holding"), Van Kampen American Capital, Inc. ("Van Kampen American Capital" or "VKAC"), Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp."), Van Kampen American Capital Asset Management, Inc. ("Asset Management"), Van Kampen American Capital Distributors, Inc., the distributor of the Fund's shares (the "Distributor"), Van Kampen American Capital Advisors Corp., Van Kampen Merritt Equity Advisors Corp., Van Kampen American Capital Insurance Agency of Illinois, Inc., VK/AC System, Inc., Van Kampen American Capital Record Keeping Services, Inc., American Capital Contractual Services, Inc., Van Kampen American Capital Trust Company, Van Kampen American Capital Exchange Corporation, and ACCESS Investors Services Inc., the Fund's transfer agent ("ACCESS"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund

Complex" includes each of the open-end investment companies advised by the Advisers (excluding the Van Kampen American Capital Exchange Fund and the Common Sense Trust).

                                    TRUSTEES


                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee/Director of each of the
                                            funds in the Fund Complex.
Richard M. DeMartini*.....................  President and Chief Operating Officer, Individual Asset
Two World Trade Center                      Management Group, a division of Morgan Stanley, Dean
66th Floor                                  Witter, Discover & Co. Mr. DeMartini is a Director of
New York, NY 10048                          InterCapital Funds, Dean Witter Distributors, Inc. and
Date of Birth: 10/12/52                     Dean Witter Trust Company. Trustee of the TCW/DW Funds.
                                            Director of the National Healthcare Resources, Inc.
                                            Formerly Vice Chairman of the Board of the National
                                            Association of Securities Dealers, Inc. and Chairman of
                                            the Board of the Nasdaq Stock Market, Inc.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.
Linda Hutton Heagy........................  Co-Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Prior to 1997, Partner, Ray & Berndtson,
233 South Wacker Drive                      Inc., an executive recruiting and management consulting
Suite 7000                                  firm. Formerly, Executive Vice President of ABN AMRO,
Chicago, IL 60606                           N.A., a Dutch bank holding company. Prior to 1992,
Date of Birth: 06/03/48                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board, The
                                            International House Board and the Women's Board of the
                                            University of Chicago. Trustee/Director of each of the
                                            funds in the Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee/Director of each of
                                            the funds in the Fund Complex.
Jerome L. Robinson                          President, Robinson Technical Products Corporation, a
  (resigning 12/31/97)....................  manufacturer and processor of welding alloys, supplies
115 River Road                              and equipment. Director, Pacesetter Software, a software
Edgewater, NJ 07020                         programming company specializing in white collar
Date of Birth: 10/10/22                     productivity. Director, Panasia Bank. Trustee/Director of
                                            each of the funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Phillip B. Rooney.........................  Vice Chairman and Director of The ServiceMaster Company,
One ServiceMaster Way                       a business and consumer services. Director of Illinois
Downers Grove, IL 60515                     Tool Works, Inc., a manufacturing company; the Urban
Date of Birth: 07/08/44                     Shopping Centers Inc., a retail mall management company;
                                            and Stone Container Corp., a paper manufacturing company.
                                            Trustee, University of Notre Dame. Formerly, President
                                            and Chief Executive Officer, Waste Management Inc., an
                                            environmental services company, and prior to that
                                            President and Chief Operating Officer, Waste Management
                                            Inc. Trustee/Director of each of the funds in the Fund
                                            Complex.
Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee/Director of each of the
                                            funds in the Fund Complex.
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex and other open-end and closed-end funds advised
Date of Birth: 08/22/39                     by the Advisers and Van Kampen American Capital
                                            Management, Inc. Trustee/Director of each of the funds in
                                            the Fund Complex and other open-end and closed-end funds
                                            advised by the Advisers and Van Kampen American Capital
                                            Management, Inc.


---------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Mr. DeMartini is an interested person of the Fund and the Advisers by reason of his position with Dean Witter Capital and its affiliates.

                                    OFFICERS

     Messrs. McDonnell, Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.


                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Dennis J. McDonnell.........  President                     Executive Vice President and a Director of
  Date of Birth: 05/20/42                                   VKAC and VK/AC Holding, Inc. President,
                                                            Chief Operating Officer and a Director of
                                                            the Advisers, Van Kampen American Capital
                                                            Advisors, Inc., and Van Kampen American
                                                            Capital Management, Inc. President and a
                                                            Director of Van Kampen Merritt Equity
                                                            Advisors Corp. Prior to April of 1997, he
                                                            was a Director of Van Kampen Merritt Equity
                                                            Holdings Corp. Prior to September of 1996,
                                                            Mr. McDonnell was Chief Executive Officer
                                                            and Director of MCM Group, Inc., McCarthy,
                                                            Crisanti & Maffei, Inc. and Chairman and
                                                            Director of MCM Asia Pacific Company,
                                                            Limited and MCM (Europe) Limited. Prior to
                                                            November 1996, Executive Vice President and
                                                            a Director of VKAC Holding. Prior to July
                                                            of 1996, Mr. McDonnell was President, Chief
                                                            Operating Officer and Trustee of VSM Inc.
                                                            and VCJ Inc. President of each of the funds
                                                            in the Fund Complex. President, Chairman of
                                                            the Board and Trustee of other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Peter W. Hegel..............  Vice President                Executive Vice President of the Advisers,
  Date of Birth: 06/25/56                                   Van Kampen American Capital Management,
                                                            Inc. and Van Kampen American Capital
                                                            Advisors, Inc. Prior to July of 1996, Mr.
                                                            Hegel was a Director of VSM Inc. Prior to
                                                            September of 1996, he was a Director of
                                                            McCarthy, Crisanti & Maffei, Inc. Vice
                                                            President of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Curtis W. Morell............  Vice President and Chief      Senior Vice President of the Advisers, Vice
  Date of Birth: 08/04/46     Accounting Officer            President and Chief Accounting Officer of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------

Ronald A. Nyberg............  Vice President and Secretary  Executive Vice President, General Counsel,
  Date of Birth: 07/29/53                                   Secretary and Director of VKAC and VK/AC
                                                            Holding, Inc. Mr. Nyberg is also Executive
                                                            Vice President, General Counsel and a
                                                            Director of Van Kampen Merritt Equity
                                                            Holdings Corp. Executive Vice President,
                                                            General Counsel, Assistant Secretary and a
                                                            Director of the Advisers and the
                                                            Distributor, Van Kampen American Capital
                                                            Advisors, Inc., Van Kampen American Capital
                                                            Management, Inc., Van Kampen American
                                                            Capital Exchange Corporation, American
                                                            Capital Contractual Services, Inc. and Van
                                                            Kampen American Capital Trust Company.
                                                            Executive Vice President, General Counsel
                                                            and Assistant Secretary of ACCESS. Director
                                                            or officer of certain other subsidiaries of
                                                            VKAC. Prior to June of 1997, Director of
                                                            ICI Mutual Insurance Co., a provider of
                                                            insurance to members of the Investment
                                                            Company Institute. Prior to April of 1997,
                                                            he was Executive Vice President, General
                                                            Counsel and Director of Van Kampen Merritt
                                                            Equity Advisors Corp. Prior to July of
                                                            1996, Mr. Nyberg was Executive Vice
                                                            President and General Counsel of VSM Inc.
                                                            and Executive Vice President and General
                                                            Counsel of VCJ Inc. Prior to September of
                                                            1996, he was General Counsel of McCarthy,
                                                            Crisanti & Maffei, Inc. Vice President and
                                                            Secretary of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Alan T. Sachtleben..........  Vice President                Executive Vice President of the Advisers,
  Date of Birth: 04/20/42                                   Van Kampen American Capital Management,
                                                            Inc. and Van Kampen American Capital
                                                            Advisors, Inc. Vice President of each of
                                                            the funds in the Fund Complex and certain
                                                            other investment companies advised by the
                                                            Advisers or their affiliates.

Paul R. Wolkenberg..........  Vice President                Executive Vice President and Director of
  Date of Birth: 11/10/44                                   VKAC, and VK/AC Holding Inc. Executive Vice
                                                            President of the AC Adviser and the
                                                            Distributor. President and a Director of
                                                            ACCESS. President and Chief Operating
                                                            Officer of Van Kampen American Capital
                                                            Record Keeping Services, Inc. Vice
                                                            President of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Edward C. Wood III..........  Vice President and Chief      Senior Vice President of the Advisers and
  Date of Birth: 01/11/56     Financial Officer             Van Kampen American Capital Management,
                                                            Inc. Vice President and Chief Financial
                                                            Officer of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

John L. Sullivan............  Treasurer                     First Vice President of the Advisers.
  Date of Birth: 08/20/55                                   Treasurer of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Tanya M. Loden..............  Controller                    Vice President of the Advisers. Controller
  Date of Birth: 11/19/59                                   of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or the affiliates.

Nicholas Dalmaso............  Assistant Secretary           Vice President, Secretary and Attorney of
  Date of Birth: 03/01/65                                   VKAC. Vice President and Assistant
                                                            Secretary of the Advisers, the Distributor,
                                                            Van Kampen American Capital Advisors, Inc.
                                                            and Van Kampen American Capital Management,
                                                            Inc. Assistant Secretary of each of the
                                                            funds in the Fund Complex and other
                                                            investment companies advised by the
                                                            Advisers or the affiliates.

Huey P. Falgout, Jr.........  Assistant Secretary           Assistant Vice President and an Attorney of
  Date of Birth: 11/15/63                                   VKAC. Assistant Vice President and
                                                            Assistant Secretary of the Advisers, the
                                                            Distributor, ACCESS, Van Kampen American
                                                            Capital Management, Inc., American Capital
                                                            Contractual Services, Inc., Van Kampen
                                                            American Capital Exchange Corporation and
                                                            Van Kampen American Capital Advisors, Inc.
                                                            Assistant Secretary of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Scott E. Martin.............  Assistant Secretary           Senior Vice President, Deputy General
  Date of Birth: 08/20/56                                   Counsel and Assistant Secretary of VKAC and
                                                            VKAC Holding, Inc. Senior Vice President,
                                                            Deputy General Counsel and Secretary of the
                                                            Advisers, the Distributor, ACCESS American
                                                            Capital Contractual Services, Inc., Van
                                                            Kampen American Capital Management, Inc.,
                                                            Van Kampen American Capital Exchange
                                                            Corporation, Van Kampen American Capital
                                                            Advisors, Inc., Van Kampen American Capital
                                                            Insurance Agency of Illinois, Inc., VKAC
                                                            System, Inc., Van Kampen American Capital
                                                            Record Keeping Services, Inc. and Van
                                                            Kampen Merritt Equity Advisors Corp. Prior
                                                            to April of 1997, Senior Vice President,
                                                            Deputy General Counsel and Secretary of Van
                                                            Kampen American Capital Services, Inc. and
                                                            Van Kampen Merritt Holdings Corp. Prior to
                                                            September of 1996, Mr. Martin was Deputy
                                                            General Counsel and Secretary of McCarthy,
                                                            Crisanti & Maffei, Inc., and prior to July
                                                            of 1996, he was Senior Vice President,
                                                            Deputy General Counsel and Secretary of VSM
                                                            Inc. and VCJ Inc. Assistant Secretary of
                                                            each of the funds in the Fund Complex and
                                                            other investment companies advised by the
                                                            Advisers or the affiliates.

Weston B. Wetherell.........  Assistant Secretary           Vice President, Associate General Counsel
  Date of Birth: 06/15/56                                   and Assistant Secretary of VKAC, the
                                                            Advisers, the Distributor, Van Kampen
                                                            American Capital Management, Inc. and Van
                                                            Kampen American Capital Advisors, Inc.
                                                            Prior to September of 1996, Mr. Wetherell
                                                            was Assistant Secretary of McCarthy,
                                                            Crisanti & Maffei, Inc. Assistant Secretary
                                                            of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or the affiliates.

Steven M. Hill..............  Assistant Treasurer           Assistant Vice President of the Advisers.
  Date of Birth: 10/16/64                                   Assistant Treasurer of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

Michael Robert Sullivan.....  Assistant Controller          Assistant Vice President of the Advisers.
  Date of Birth: 03/30/33                                   Assistant Controller of each of the funds
                                                            in the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.



     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 66 operating funds in the Fund Complex. For purposes of the following compensation and benefits discussion, the Fund Complex is divided into the following three groups: the funds advised by Asset Management (the "AC Funds"), the funds advised by Advisory Corp. excluding funds organized as series of the Morgan Stanley Fund, Inc. (the "VK Funds") and the funds advised by Advisory Corp. organized as series of the Morgan Stanley Fund, Inc. (the "MS Funds"). Each trustee/director who is not an affiliated person of VKAC, the Advisers, the Distributor, ACCESS or Morgan Stanley (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. As of the date hereof, each AC Fund and VK Fund provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below. As of January 1, 1998, it is anticipated that each fund in the Fund Complex (except the money market series of the MS Funds) will provide such a retirement plan to its Non-Affiliated Trustees.


     The trustees recently reviewed and adopted a standardized compensation and benefits program for each fund in the Fund Complex. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the MS Funds) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the MS Funds) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

     For each AC Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the AC Funds includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

     For each VK Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from each VK Fund includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.


     For the period from July 2, 1997 up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the MS Funds based generally on the compensation amounts and methodology used by such funds prior to their joining the current Fund Complex on July 2, 1997. Each trustee/director was elected as a director of the MS Funds on July 2, 1997. Prior to July 2, 1997, the MS Funds were part of another fund complex (the "Prior Complex") and the former directors of the MS Funds were paid an aggregate fee allocated among the funds in the Prior Complex that resulted in individual directors receiving total compensation between approximately $8,000 to $10,000 from the MS Funds during such funds' last fiscal year.

     The trustees/directors were subject to a voluntary aggregate compensation cap with respect to funds in the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of funds in the Fund Complex as of July 21, 1995 and certain other exceptions. For the calendar year ended December 31, 1996, certain trustees/directors received aggregate compensation from the funds in the Fund Complex over $84,000 due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. In addition, each of Advisory Corp. or Asset Management, as the case may be, agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.

     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year. Asset Management had reimbursed each AC Fund for the expenses related to the retirement plan through December 31, 1996.

     Additional information regarding compensation and benefits for trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the Fund's most recently completed fiscal year or the Fund Complex' most recently completed calendar year ended December 31, 1996.

                               COMPENSATION TABLE


                                                                                           FUND COMPLEX
                                                                    ----------------------------------------------------------
                                                                         AGGREGATE            AGGREGATE             TOTAL
                         YEAR FIRST                                     PENSION OR        ESTIMATED MAXIMUM     COMPENSATION
                        APPOINTED OR      AGGREGATE COMPENSATION    RETIREMENT BENEFITS    ANNUAL BENEFITS     BEFORE DEFERRAL
                       ELECTED TO THE    BEFORE DEFERRAL FROM THE   ACCRUED AS PART OF    FROM THE FUND UPON      FROM FUND
       NAME(1)              BOARD                FUND(2)                EXPENSES(3)         RETIREMENT(4)        COMPLEX(5)
       -------         --------------    ------------------------   -------------------   ------------------   ---------------
J. Miles Branagan*          1991                   $1,375                 $30,328               $60,000           $104,875
Linda Hutton Heagy*         1995                    1,375                   3,141                60,000            104,875
Dr. Roger Hilsman           1978                      375                  52,273                49,250            103,750
R. Craig Kennedy*           1995                    1,375                   2,229                60,000            104,875
Donald C. Miller            1995                      375                  24,620                21,000            104,875
Jack E. Nelson*             1995                    1,250                  15,820                60,000             97,875
Jerome L. Robinson*         1995                    1,375                  32,020                15,750            101,625
Phillip B. Rooney*          1997                      490                       0                60,000                  0
Dr. Fernando Sisto*         1978                    1,375                  60,208                60,000            104,875
Wayne W. Whalen*            1995                    1,375                  10,788                60,000            104,875
William S. Woodside         1986                      375                  61,936                49,250            104,875


---------------
* Currently a member of the Board of Trustees. Mr. Phillip B. Rooney became a member of the Board of Trustees effective April 14, 1997 and thus does not have a full fiscal year of information to report.

(1) Persons not designated by an asterisk are not currently members of the Board of Trustees, but were members of the Board of Trustees during the Fund's most recently completed fiscal year. Messrs. Hilsman, Miller and Woodside retired from the Board of Trustees on December 31, 1996. Messrs. DeMartini, McDonnell and Powell, also trustees of the Fund during all or a portion of the Fund's last fiscal year, are not included in the compensation table because they are affiliated persons of the Advisers and are not eligible for compensation or retirement benefits from the Fund.


(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Fund's fiscal year ended August 31, 1997. The following trustees deferred compensation from the Fund during the fiscal year ended August 31, 1997: Mr. Branagan, $1,162; Ms. Heagy, $986; Mr. Kennedy, $390; Mr. Miller, $382; Mr. Nelson, $1,162; Mr. Robinson, $1,162; Mr. Rooney, $260; Dr. Sisto, $390; and Mr. Whalen, $1,162. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of August 31, 1997 is as follows: Mr. Branagan, $1,282; Dr. Caruso, $3,948; Mr. Gaughan, $286; Ms. Heagy, $2,123; Mr. Kennedy, $1,368; Mr.
    Lipshire, $1,030; Mr. Miller, $1,527; Mr. Nelson, $2,628; Mr. Rees, $19,126;
    Mr. Robinson, $2,532; Mr. Rooney, $251; Dr. Sisto, $11,148; Mr. Vernon, $3,254; and Mr. Whalen, $2,604. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits expected to be accrued by the operating investment companies in the Fund Complex for their fiscal years ended in 1997. The retirement plan is described above the Compensation Table.



(4) For Messrs. Hilsman, Miller and Woodside, this is the sum of the actual annual benefits payable by the operating investment companies in the Fund Complex as of December 31, 1996 for each year of the 10-year period since such trustee's retirement. For the remaining trustees, this is the sum of the estimated maximum annual benefits payable by the operating investment companies in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.


(5) The amounts shown in this column represent the aggregate compensation paid by all 51 operating investment companies in the Fund Complex as of December 31, 1996 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. As described in the narrative preceding the table, the Fund Complex has increased in size since December 31, 1996. It is likely the aggregate compensation from the Fund Complex for the calendar year ending December 31, 1997 will be higher due to the increased size of the Fund Complex during 1997. The trustees recently reviewed and adopted a standardized compensation and benefits program to become effective January 1, 1998 which program is described in more detail in the narrative preceding this table. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1996. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap covered the period July 22, 1995 through December 31, 1996. For the calendar year ended December 31, 1996, certain trustees received compensation over $84,000 in the aggregate due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell, Powell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $243,375 during the calendar year ended December 31, 1996.


     As of December 1, 1997, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund. As of December 1, 1997, no trustee or officer of the Fund owns or would be able to acquire 5% or more of the common stock of VK/AC Holding, Inc. Mr. McDonnell owns, or has the opportunity to purchase, an equity interest in VK/AC Holding, Inc., the parent company of Van Kampen American Capital, and has entered into an employment contract (for a term until February 17, 1998) with Van Kampen American Capital.


LEGAL COUNSEL

     Skadden, Arps, Slate, Meagher & Flom (Illinois).

INVESTMENT ADVISORY AGREEMENT


     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate and implement the Fund's investment programs. The Adviser also furnishes at no cost to the Fund (except as noted herein) the services of sufficient executive and clerical personnel for the Fund as are necessary to prepare registration statements, prospectuses, shareholder reports and notices and proxy solicitation material. In addition, the Adviser furnishes at no cost to the Fund the services of the Fund's President, one or more Vice Presidents as needed, and a Secretary.



     Under the Advisory Agreement, the Fund bears the cost of its accounting services, which includes maintaining its financial books and records and calculating its daily net asset value. The costs of such accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allocated among the investment companies advised or subadvised by the Adviser. A portion of these amounts is paid to the Adviser or its parent in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Fund. The services provided by the Adviser are at cost. The Fund also pays service fees, distribution fees, custodian fees, legal and auditing fees, the costs of reports to shareholders and all other ordinary expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted without willful misfeasance, bad faith, negligence or reckless disregard of its obligations.


     Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it, a fee payable monthly computed at the following annual rates: 0.50% on the first $150 million of average daily net assets; 0.45% on the next $100 million of average daily net assets; 0.40% on the next $100 million of average daily net assets; and 0.35% on the excess over $350 million of average daily net assets.

     The average net asset value for purposes of computing the advisory fee is determined by taking the average of all of the determinations of net asset value for each business day during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month. The fee payable to the Adviser is reduced by any commission, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc., in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses incurred by such subsidiary of VK/AC Holding, Inc. in connection with obtaining such payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Fund's benefit, and to advise the Trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible under applicable laws for the Adviser or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc., to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.


     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year exceed 1 1/2% of the first $30 million of the Fund's average net assets, plus 1% of any excess over $30 million, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses do not include (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement and (4) payments made by the Fund pursuant to the distribution plans.



     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.



     During the fiscal years ended August 31, 1997, 1996 and 1995, the Adviser received $964,679, $963,864 and $907,960, respectively, in advisory fees from the Fund. For such periods the Fund paid $49,215, $89,221 and $71,183, respectively, for accounting services.


DISTRIBUTOR


     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs, including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a) by the Fund's Trustees or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and

Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below. Advantage Capital Corporation is a former affiliated dealer of the Fund.



                                                                                        DEALER REALLOWANCES
                                                                          AMOUNTS           RECEIVED BY
                                                  TOTAL UNDERWRITING      RETAINED       ADVANTAGE CAPITAL
                                                     COMMISSIONS       BY DISTRIBUTOR       CORPORATION
                                                  ------------------   --------------   -------------------
Fiscal Year Ended August 31, 1997...............       $216,748           $24,065                 N/A
Fiscal Year Ended August 31, 1996...............       $326,880           $ 5,013             $29,637
Fiscal Year Ended August 31, 1995...............       $245,785           $17,539             $38,004


DISTRIBUTION AND SERVICE PLANS

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


     For the fiscal year ended August 31, 1997, the Fund's aggregate expenses under the Plans for Class A shares were $357,509 or 0.22% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Fund shareholders and for administering the Plans. For the fiscal year ended August 31, 1997, the Fund's aggregate expenses under the Class B Plan were $302,753 or 1.00% of the Class B shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $227,186 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B shares of the Fund and $75,096 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Plans. For the fiscal year ended August 31, 1997, the Fund's aggregate expenses under the Plans for Class C shares were $56,559 or 1.00% of the Class C shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $46,155 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C shares of the Fund and $10,404 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Plan.


TRANSFER AGENT


     During the fiscal years ended August 31, 1997, 1996 and 1995, ACCESS, shareholder service agent and dividend disbursing agent for the Fund, received fees aggregating $316,230, $362,676 and $483,848, respectively for these services. These services are provided at cost plus a profit.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of any commissions paid on such transactions. As most transactions made by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include the spread between the bid and asked price. Sales to dealers are effected at bid prices.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, consideration may be given to firms which also provide research services to the Fund or the Adviser. No specific value can be assigned to such research services which are furnished without cost to the Adviser. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of the accounts and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     Subject to seeking best execution and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of dealers to execute portfolio transactions for the Fund.


     The Adviser places portfolio transactions for other advisory accounts including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.



     During the year ended August 31, 1997, the Fund paid $0 in brokerage commissions on transactions totalling $0 to brokers selected primarily on the basis of research services provided to the Advisers.


     Prior to December 20, 1994 the Fund placed brokerage transactions with brokers that were considered affiliated persons of the Adviser's former parent, The Travelers Inc. Such affiliated persons included Smith

Barney Inc. ("Smith Barney") and Robinson Humphrey, Inc. ("Robinson Humphrey"). Effective December 20, 1994, Smith Barney and Robinson Humphrey ceased to be affiliates of the Adviser. Effective October 31, 1996, Morgan Stanley Group Inc. ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Discover & Co. ("Dean Witter") became an affiliate of the Adviser. The negotiated commission paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.



     The Fund paid the following commissions to these brokers during the periods shown:



Commissions Paid:



                                                                           AFFILIATED BROKERS
                                                                 ---------------------------------------
                                                                 MORGAN     DEAN       SMITH    ROBINSON
                                                       BROKERS   STANLEY   WITTER      BARNEY   HUMPHREY
                                                       -------   -------   ------      ------   --------
Commissions paid:
 Fiscal year 1995....................................  47,903      N/A      N/A           0         0
 Fiscal year 1996....................................   2,500      N/A      N/A         N/A       N/A
 Fiscal year 1997....................................   3,500        0        0         N/A       N/A
Fiscal year 1997 Percentages:
 Commissions with affiliate to total commissions.....                0%       0%        N/A       N/A
 Value of brokerage transactions with affiliate to
   total transactions................................                0%       0%        N/A       N/A


DETERMINATION OF NET ASSET VALUE

     The net asset value of Fund shares is computed by dividing the value of all securities, cash and other assets (including accrued interest), less liabilities (including accrued expenses), by the number of shares outstanding. Such computation is made as of the close of business each day the New York Stock Exchange (the "Exchange") is open (currently 4:00 p.m., New York time).

     The assets belonging to the Class A shares, the Class B shares and the Class C shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class.

PURCHASE AND REDEMPTION OF SHARES

     The following information supplements the section in the Fund's Prospectus captioned "Purchase of Shares."


CLASS A SHARES -- REDUCED SALES CHARGE



     THE DEALER MUST NOTIFY THE DISTRIBUTOR AT THE TIME AN ORDER IS PLACED FOR A PURCHASE WHICH WOULD QUALIFY FOR THE REDUCED CHARGE ON THE BASIS OF PREVIOUS PURCHASES. SIMILAR NOTIFICATION MUST BE MADE IN WRITING WHEN SUCH AN ORDER IS PLACED BY MAIL. The reduced sales charge will not be applied if such notification is not furnished at the time of the order. The reduced sales charge will also not be applied should a review of the records of the Distributor or ACCESS fail to confirm the representations concerning the investor's holdings.


LETTER OF INTENT


     The Fund will escrow shares totaling 5% of the dollar amount of the Letter of Intent are held by ACCESS in the name of the shareholder. The Letter of Intent does not obligate the investor to purchase the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between sales charges otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrow shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the investor in shares of the Fund, the amount of excess sales charges, if any, paid during the 13-month period.

REDEMPTION OF SHARES

     Redemptions are not made on days during which the Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

CONTINGENT DEFERRED SALES CHARGE -- CLASS A


     For purposes of the CDSC -- Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC -- Class A rather than a front-end load sales-charge. In determining whether a CDSC -- Class A is payable, it is assumed that shares held the longest are the first to be redeemed.



WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC -- CLASS B AND C")



     As described in the Prospectus under "Purchase of Shares," redemptions of Class B shares and Class C shares will be subject to a CDSC. The CDSC -- Class B and C is waived on redemptions of Class B shares and Class C shares in the circumstances described below:


     (a) Redemption Upon Disability or Death

     The Fund will waive the CDSC -- Class B and C on redemptions following the death or disability of a Class B and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC -- Class B and C.

     In cases of disability or death, the CDSC -- Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC -- Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

     (b) Redemption in Connection with Certain Distributions from Retirement
         Plans


     The Fund will waive the CDSC -- Class B and C when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge will be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more Participating Funds (as defined in the Prospectus); in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC -- Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC -- Class B and C for any distributions from IRAs or other Retirement Plans not specifically described above.

     (c) Redemption Pursuant to a Fund's Systematic Withdrawal Plan

     A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC -- Class B and C will be waived on redemptions made under the Plan.

     The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC -- Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

     (d) Involuntary Redemptions of Shares in Accounts that Do Not Have the Required Minimum Balance

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC -- Class B and C upon such involuntary redemption.

     (e) Reinvestment of Redemption Proceeds in Shares of the Same Fund Within 120 Days After Redemption


     A shareholder who has redeemed Class C shares of a Fund may reinvest at net asset value, with credit for any CDSC -- Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC -- Class C to subsequent redemptions.


     (f) Redemption by Adviser

     The Fund may waive the CDSC -- Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

EXCHANGE PRIVILEGE

     The following supplements the discussion of "Shareholder Services Exchange Privilege" in the Prospectus:

     By use of the exchange privilege, the investor authorizes ACCESS to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by ACCESS to be genuine. Van Kampen American Capital and its subsidiaries, including ACCESS, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen American Capital, ACCESS nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Van Kampen American Capital, ACCESS and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.

     For purposes of determining the sales charge rate previously paid on Class A shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of his securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

     Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

     A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund.

CHECK WRITING PRIVILEGE

     To establish the check writing privilege for Class A shares, a shareholder must complete the appropriate section of the application and the Authorization for Redemption form and return both documents to ACCESS before checks will be issued. All signatures on the authorization card must be guaranteed if any of the signators are persons not referenced in the account registration or if more than 30 days have elapsed since ACCESS established the account on its records. Moreover, if the shareholder is a corporation, partnership, trust, fiduciary, executor or administrator, the appropriate documents appointing authorized signers (corporate resolutions, partnership or trust agreements) must accompany the authorization card. The documents must be certified in original form, and the certificates must be dated within 60 days of their receipt by ACCESS.

     The privilege does not carry over to accounts established through exchanges or transfers. It must be requested separately for each fund account.

TAX STATUS OF THE FUND


     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund will be subject to tax if, among other things, it fails to distribute net capital gains, or if its annual distributions, as a percentage of its income, are less than the distributions required by tax laws.


FUND PERFORMANCE


     The Fund's average annual total return (computed in the manner described in the Prospectus) for Class A shares of the Fund for (i) the one year period ended August 31, 1997 was 7.15%, (ii) the five year period ended August 31, 1997 was 6.29% and (iii) the ten year period ended August 31, 1997 was 8.01%. The Fund's average annual total return (computed in the manner described in the Prospectus) for Class B shares of the Fund for (i) the one year period ended August 31, 1997 was 8.19% and (ii) the four year, eleven month period since September 28, 1992, the commencement of distribution for Class B shares of the Fund, through August 31, 1997 was 6.25%. The Fund's average annual total return (computed in the manner described in the Prospectus) for Class C shares of the Fund for (i) the one year period ended August 31, 1997 was 10.63% and (ii) the four year period since August 30, 1993, the commencement of distribution for Class C shares of the Fund, through August 31, 1997 was 4.99%. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objectives and policies as well as the risks incurred in the Fund's investment practices.

     The annualized current yield for Class A shares, Class B shares and Class C shares of the Fund for the 30-day period ending August 31, 1997 was 5.78%, 5.26% and 5.27%, respectively. The yield for Class A shares, Class B shares and Class C shares is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.


     Yield and total return are computed separately for Class A shares, Class B shares and Class C shares.

     The Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market; and (3) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return. Such illustrations may be in the form of charts or graphs and will not be based on historical returns experienced by the Fund.

OTHER INFORMATION


     CUSTODY OF ASSETS -- All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian.


     SHAREHOLDER REPORTS -- Semi-annual statements are furnished to shareholders and annually such statements are audited by the independent accountants.


     INDEPENDENT ACCOUNTANTS -- Price Waterhouse LLP, 200 East Randolph Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL CORPORATE BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Corporate Bond Fund (the "Fund") at August 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Chicago, Illinois
October 10, 1997

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
                                AUGUST 31, 1997
--------------------------------------------------------------------------------
Par
Amount                                                                    Market
(000)    Description                            Coupon  Maturity           Value
--------------------------------------------------------------------------------
         CORPORATE BONDS 84.5%
         CONSUMER DISTRIBUTION 1.0%
$ 2,000  Nabisco, Inc.                          7.550%  06/15/15   $   2,045,000
                                                                   -------------

         CONSUMER DURABLES 0.9%
    750  Brunswick Corp.                        7.125   08/01/27         721,643
  1,000  Chrysler Corp.                         7.450   03/01/27       1,015,210
                                                                   -------------
                                                                       1,736,853
                                                                   -------------

         CONSUMER NON-DURABLES 1.5%
  2,000  Coca Cola Enterprises, Inc.            8.500   02/01/12       2,293,200
    750  Dimon, Inc.                            8.875   06/01/06         794,325
                                                                   -------------
                                                                       3,087,525
                                                                   -------------

         CONSUMER SERVICES 21.8%
  1,250  Belo A H Corp.                         7.125   06/01/07       1,265,250
  1,000  Circus Circus Enterprises, Inc.        6.450   02/01/06         951,600
  6,215  Columbia Pictures Entertainment, Inc.  9.875   02/01/98       6,326,870
  5,000  Cox Communications, Inc.               6.875   06/15/05       5,008,000
  3,000  Cox Communications, Inc.               7.250   11/15/15       2,999,700
  1,000  Harcourt General, Inc.                 7.200   08/01/27         959,580
  1,250  Harcourt General, Inc.                 8.875   06/01/22       1,454,375
  5,000  ITT Corp.                              6.750   11/15/05       4,944,500
  6,000  News America Holdings, Inc.            8.875   04/26/23       6,669,600
  2,000  News America Holdings, Inc.            9.250   02/01/13       2,295,600
  2,500  TCI Communications, Inc.               8.750   08/01/15       2,702,400
  3,000  TCI Communications, Inc.               6.875   02/15/06       2,909,400
  2,000  Tele Communications, Inc.              9.250   01/15/23       2,134,800
  3,000  Viacom, Inc.                           7.750   06/01/05       3,024,900
                                                                   -------------
                                                                      43,646,575
                                                                   -------------

         ENERGY 13.7%
  6,300  Ashland Oil, Inc.                      8.800   11/15/12       7,297,290
    750  Barrett Resources Corp.                7.550   02/01/07         759,375
  1,605  Consumers Energy Co.                   8.875   11/15/99       1,683,966
  1,000  Lyondell Petrochemical Co.             6.500   02/15/06         962,310
  6,300  PDV America, Inc.                      7.875   08/01/03       6,547,590




                                     B-29      See Notes to Financial Statements

--------------------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
                                August 31, 1997
--------------------------------------------------------------------------------
Par
Amount                                                                    Market
(000)    Description                            Coupon  Maturity           Value
--------------------------------------------------------------------------------
         ENERGY  (CONTINUED)
$ 5,000  Phillips Petroleum Co.                  8.860%  05/15/22  $   5,507,000
  4,000  Union Oil Co.                           9.125   02/15/06      4,598,800
                                                                   -------------
                                                                      27,356,331
                                                                   -------------
         FINANCE 9.3%
  3,000  Cez Finance BV                          7.125   07/15/07      2,988,600
  2,477  First PV Funding Corp.                 10.300   01/15/14      2,644,197
  3,406  PNPP II Funding Corp.                   8.510   11/30/06      3,591,014
  3,000  Royal Bank Scotland Group               6.375   02/01/11      2,816,400
  4,500  Ryder Systems, Inc.                     9.250   05/15/01      4,913,100
  1,500  United Illuminating Co.                10.240   01/02/20      1,617,600
                                                                   -------------
                                                                      18,570,911
                                                                   -------------
         HEALTHCARE 3.7%
  2,000  Aetna Services, Inc.                    7.125   08/15/06      2,016,460
  1,000  Allegiance Corp.                        7.800   10/15/16      1,039,200
    500  Manor Care, Inc.                        7.500   06/15/06        515,750
  3,500  Tenet Healthcare Corp.                 10.125   03/01/05      3,841,250
                                                                   -------------
                                                                       7,412,660
                                                                   -------------
         OIL & GAS 0.5%
  1,000  Transcontinental Gas Pipeline Corp.     7.250   12/01/26        980,000
                                                                   -------------

         PRODUCER MANUFACTURING 2.3%
  2,000  John Deere Capital Corp.                9.625   11/01/98      2,089,200
  2,500  Rubbermaid, Inc.                        6.600   11/15/06      2,480,000
                                                                   -------------
                                                                       4,569,200
                                                                   -------------

         RAW MATERIALS/PROCESSING INDUSTRIES 8.8%
  1,000  Carter Holt Harvey Ltd.                 8.375   04/15/15      1,090,700
  4,000  Crown Cork & Seal, Inc.                 8.000   04/15/23      4,103,200
  4,000  Federal Paper Board, Inc.               8.875   07/01/12      4,672,000
  3,000  Georgia Pacific Corp.                   9.500   02/15/18      3,150,900
  4,000  IMC Global, Inc.                        6.875   07/15/07      3,957,520
    300  Owens Corning Fiberglass Corp.          9.375   06/01/12        353,280
    250  Pride Petroleum Services, Inc.          9.375   05/01/07        264,475
                                                                   -------------
                                                                      17,592,075
                                                                   -------------



                                     B-30      See Notes to Financial Statements

--------------------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
                                August 31, 1997
--------------------------------------------------------------------------------
Par
Amount                                                                    Market
(000)    Description                            Coupon  Maturity           Value
--------------------------------------------------------------------------------
         TECHNOLOGY 2.9%
$ 5,000  International Business Machines Corp.  7.500%  06/15/13  $    5,256,000
    500  Raytheon Co.                           7.200   08/15/27         493,450
                                                                   -------------
                                                                       5,749,450
                                                                   -------------
         TRANSPORTATION 9.3%
  3,000  AMR Corp.                              9.500   05/15/01       3,292,500
    750  CSX Corp.                              8.625   05/15/22         860,925
  2,000  Delta Airlines, Inc.                   9.750   05/15/21       2,466,000
  1,500  Kansas City Southern Industries, Inc.  7.875   07/01/02       1,566,900
  4,000  Union Pacific Corp.                    8.350   05/01/25       4,262,800
  5,000  United Airlines, Inc.                 10.020   03/22/14       6,121,000
                                                                   -------------
                                                                      18,570,125
                                                                   -------------
         UTILITIES 8.8%
  1,000  360 Communications Co.                 7.125   03/01/03       1,005,550
  1,000  AES Corp.                             10.250   07/15/06       1,090,000
  1,000  Arizona Public Service Co.             8.750   01/15/24       1,074,000
  2,000  Arizona Public Service Co.             9.500   04/15/21       2,215,000
  2,300  Cleveland Electric Illuminating Co.   10.000   06/01/20       2,448,350
  1,000  Gulf States Utilities Co.              8.940   01/01/22       1,074,900
  1,000  Long Island Lighting Co.               9.000   11/01/22       1,120,700
  4,000  Long Island Lighting Co.               9.750   05/01/21       4,253,200
  2,500  Texas Utilities Electric Co.           8.875   02/01/22       2,771,250
    500  UtiliCorp United, Inc.                 6.700   10/15/06         501,550
                                                                   -------------
                                                                      17,554,500
                                                                   -------------
             TOTAL CORPORATE BONDS 84.5%                             168,871,205
                                                                   -------------

         FOREIGN GOVERNMENT OBLIGATIONS 11.4%
  4,000  Providence of Newfoundland (Canada)    9.000   10/15/21       4,754,800
    650  Providence of Saskatchewan (Canada)    8.000   02/01/13         713,245
  1,000  Republic of Argentina                 11.375   01/30/17       1,176,500
  5,000  Republic of South Africa               8.375   10/17/06       5,243,750
  3,500  Republic of South Africa               8.500   06/23/17       3,598,000
  2,500  United Mexican States (Mexico)         9.875   01/15/07       2,665,625
  4,000  United Mexican States (Mexico)        11.375   09/15/16       4,721,080
                                                                   -------------
            TOTAL FOREIGN GOVERNMENT OBLIGATIONS                   $  22,873,000
                                                                   -------------




                                     B-31      See Notes to Financial Statements

--------------------------------------------------------------------------------
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
                                August 31, 1997
--------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS 95.9%
(Cost $179,312,891)                                                  191,744,205
                                                                   -------------

SHORT-TERM INVESTMENTS 2.8%
General Electric Capital Corp. Commercial Paper ($5,100,000 par,
yielding 5.583%, 09/02/97 maturity)                                    5,096,838
United States Treasury Bill ($500,000 par, yielding 5.340%,
maturing 09/18/97)                                                       498,674
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $5,595,512)                                                      5,595,512
                                                                   -------------
Total Investments 98.7%
(Cost $184,908,403)                                                  197,339,717
OTHER ASSETS IN EXCESS OF LIABILITIES 1.3%                             2,691,449
                                                                   -------------
NET ASSETS 100.0%                                                  $ 200,031,166
                                                                   =============





                                     B-32      See Notes to Financial Statements

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                August 31, 1997
--------------------------------------------------------------------------------
ASSETS:
Total Investments (Cost $184,908,403)                              $ 197,339,717
Cash                                                                         928
Receivables:
     Interest                                                          3,692,017
     Fund Shares Sold                                                    304,731
Other                                                                      2,726
                                                                   -------------
          Total Assets                                               201,340,119
                                                                   -------------
LIABILITIES:
Payables:
     Fund Shares Repurchased                                             538,356
     Income Distributions                                                428,891
     Distributor and Affiliates                                          121,938
     Investment Advisory Fee                                              83,224
Trustees Deferred Compensation and Retirement Plans                       68,703
Accrued Expenses                                                          67,841
                                                                   -------------
     Total Liabilities                                                 1,308,953
                                                                   -------------
NET ASSETS                                                         $ 200,031,166
                                                                   =============
NET ASSETS CONSIST OF:
Capital                                                            $ 210,663,467
Net Unrealized Appreciation                                           12,431,314
Accumulated Undistributed Net Investment Income                          377,622
Accumulated Net Realized Loss                                        (23,441,237)
                                                                   -------------
NET ASSETS                                                         $ 200,031,166
                                                                   =============
MAXIMUM OFFERING PRICE PER SHARE:
Class A Shares:
  Net asset value and redemption price per share (Based on net assets of $160,951,270 and 23,103,531 shares of beneficial
  interest issued and outstanding)                                 $        6.97

  Maximum sales charge (4.75%* of offering price)                            .35
                                                                   -------------
  Maximum offering price to public                                 $        7.32
                                                                   =============
Class B Shares:
  Net asset value and offering price per share (Based on net assets of $33,975,564 and 4,884,808 shares of beneficial
  interest issued and outstanding)                                 $        6.96
                                                                   =============
Class C Shares:
  Net asset value and offering price per share (Based on net assets of $5,104,332 and 733,842 shares of beneficial interest
  issued and outstanding)                                          $        6.96
                                                                   =============

*On sales of $100,000 or more, the sales charge will be reduced.







                                     B-33      See Notes to Financial Statements

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                       For the Year Ended August 31, 1997
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                          $  16,264,752
Other                                                                   122,853
                                                                  -------------
     Total Income                                                    16,387,605
                                                                  -------------
EXPENSES:
Investment Advisory Fee                                                 964,679
Distribution (12b-1) and Service Fees (Attributed to Classes A, B
  and C of $357,509, $302,753 and $56,559, respectively)                716,821
Shareholder Services                                                    458,869
Legal                                                                    14,933
Custody                                                                  14,176
Trustees Fees and Expenses                                               11,907
Other                                                                   335,602
                                                                  -------------
          Total Expenses                                              2,516,987
          Less Expenses Reimbursed                                       (6,500)
                                                                  -------------
          Net Expenses                                                2,510,487
                                                                  -------------
NET INVESTMENT INCOME                                             $  13,877,118
                                                                  =============

REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
     Investments                                                  $    (104,352)
     Futures                                                            (73,194)
                                                                  -------------
Net Realized Loss                                                      (177,546)
                                                                  -------------
Unrealized Appreciation/Depreciation:
     Beginning of the Period                                          3,261,825
     End of the Period                                               12,431,314
                                                                  -------------
Net Unrealized Appreciation During the Period                         9,169,489
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN                                  $   8,991,943
                                                                  -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                        $  22,869,061
                                                                  =============





                                     B-34      See Notes to Financial Statements

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                  For the Years Ended August 31, 1997 and 1996
--------------------------------------------------------------------------------
                                                        Year Ended        Year Ended
                                                      August 31, 1997   August 31, 1996
                                                      ---------------   ---------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income                                   $  13,877,118     $  13,391,386
Net Realized Gain/Loss                                       (177,546)        1,735,360
Net Unrealized Appreciation/Depreciation
  During the Period                                         9,169,489        (9,979,200)
                                                        -------------     -------------

Change in Net Assets from Operations                       22,869,061         5,147,546
                                                        -------------     -------------

Distributions from Net Investment Income:
  Class A Shares                                          (11,405,905)      (11,608,221)
  Class B Shares                                           (1,925,295)       (1,533,048)
  Class C Shares                                             (356,897)         (341,585)
                                                        -------------     -------------

  Total Distributions                                     (13,688,097)      (13,482,854)
                                                        -------------     -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES         9,180,964        (8,335,308)
                                                        -------------     -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                  36,820,373        44,740,308
Net Asset Value of Shares Issued
  Through Dividend Reinvestment                             9,046,389         8,899,577
Cost of Shares Repurchased                                (50,822,539)      (41,799,106)
                                                        -------------     -------------

NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS         (4,955,777)       11,840,779
                                                        -------------     -------------

TOTAL INCREASE IN NET ASSETS                                4,225,187         3,505,471
NET ASSETS:
Beginning of the Period                                   195,805,979       192,300,508
                                                        -------------     -------------

End of the Period (Including accumulated undistributed
  net investment income of $377,622 and $148,136,
  respectively)                                         $ 200,031,166     $ 195,805,979
                                                        =============     =============





                                     B-35      See Notes to Financial Statements

-----------------------------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------
          The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
-----------------------------------------------------------------------------------------------------
                                                                   Year Ended August 31,
                                                       ----------------------------------------------
Class A Shares                                          1997      1996      1995     1994      1993
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period               $6.650    $ 6.94    $  6.62  $  7.36   $  6.98
                                                       ------    ------    -------  -------   -------
  Net Investment Income                                  .494      .479        .48      .49       .51
  Net Realized and Unrealized Gain/Loss                  .309     (.289)       .32    (.745)    .3875
                                                       ------    ------    -------  -------   -------
Total from Investment Operations                         .803      .190        .80    (.255)    .8975
Less Distributions from Net Investment Income            .486      .480        .48     .485     .5175
                                                       ------    ------    -------  -------   -------

Net Asset Value, End of the Period                     $6.967    $6.650    $  6.94  $  6.62   $  7.36
                                                       ======    ======    =======  =======   =======
Total Return (a)                                       12.46%     2.71%     12.71%   (3.55%)   13.48%
Net Assets at End of the Period (In millions)          $160.9    $162.9     $169.0   $160.0    $190.8
Ratio of Expenses to Average Net Assets (b)             1.13%     1.10%      1.13%    1.09%     1.05%
Ratio of Net Investment Income to Average Net
  Assets (b)                                            7.16%     6.90%      7.22%    7.06%     7.24%
Portfolio Turnover                                        18%       34%        25%       0%       19%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of expenses was less than 0.01%.






                                     B-36      See Notes to Financial Statements

----------------------------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS (CONTINUED)
----------------------------------------------------------------------------------------------------
          The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
----------------------------------------------------------------------------------------------------
                                                                                  September 28, 1992
                                                Year Ended August 31,                  (Commencement
                                           ----------------------------------    of Distribution) to
Class B Shares                             1997      1996      1995      1994        August 31, 1993
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period  $6.642    $ 6.94    $6.62     $7.36                  $7.05
                                          ------    ------    -----     -----                  -----
  Net Investment Income                     .438      .424      .42       .44                    .43
  Net Realized and Unrealized Gain/Loss     .308     (.290)     .33     (.755)                 .3465
                                          ------    ------    -----     -----                  -----

Total from Investment Operations            .746      .134      .75     (.315)                 .7765
Less Distributions from Net Investment
  Income                                    .433      .432      .43      .425                  .4665
                                          ------    ------    -----     -----                  -----

Net Asset Value, End of the Period        $6.955    $6.642    $6.94     $6.62                  $7.36
                                          ======    ======    =====     =====                  =====

Total Return (a)                          12.19%     1.85%   11.86%    (4.38%)                11.54%*
Net Assets at End of the Period
  (In millions)                           $ 34.0    $ 26.9   $ 19.2    $ 13.5                  $ 8.4
Ratio of Expenses to Average
  Net Assets (b)                           1.91%     1.90%    1.94%     1.90%                  1.96%
Ratio of Net Investment Income to Average
  Net Assets (b)                           6.37%     6.12%    6.40%     6.29%                  6.21%
Portfolio Turnover                           18%       34%      25%        0%                    19%

*Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of expenses was less than 0.01%.


                                     B-37      See Notes to Financial Statements

-----------------------------------------------------------------------------------------------------
                                   FINANCIAL HIGHLIGHTS (CONTINUED)
-----------------------------------------------------------------------------------------------------
                     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
-----------------------------------------------------------------------------------------------------
                                                                        Year Ended August 31,
                                                                 ------------------------------------
Class C Shares                                                   1997       1996      1995   1994 (a)
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period                        $6.639     $ 6.93    $ 6.62  $ 7.36
                                                                ------     ------    ------  ------
  Net Investment Income                                           .434       .426       .42     .44
  Net Realized and Unrealized Gain/Loss                           .316      (.285)      .32   (.755)
                                                                ------     ------    ------  ------

Total from Investment Operations                                  .750       .141       .74   (.315)
Less Distributions from Net Investment Income                     .433       .432       .43    .425
                                                                ------     ------    ------  ------

Net Asset Value, End of the Period                              $6.956     $6.639    $ 6.93  $ 6.62
                                                                ======     ======    ======  ======

Total Return (b)                                                11.63%      2.00%    11.70%  (4.51%)
Net Assets at End of the Period (In millions)                   $  5.1     $  5.9    $  4.1  $  2.3
Ratio of Expenses to Average Net Assets (c)                      1.92%      1.90%     1.93%   1.93%
Ratio of Net Investment Income to Average Net Assets (c)         6.38%      6.14%     6.40%   6.49%
Portfolio Turnover                                                 18%        34%       25%      0%

(a) This class of shares commenced distribution on August 30, 1993. Therefore, no information is presented for the 1993 fiscal year.
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of expenses was less than 0.01%.






                                     B-38      See Notes to Financial Statements

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                August 31, 1997
--------------------------------------------------------------------------------


1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Corporate Bond Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide current income with preservation of capital through investing primarily in a diversified portfolio of corporate debt securities. The Fund commenced investment operations on September 23, 1971. The distribution of the Fund's Class B and Class C shares commenced on September 28, 1992 and August 30, 1993, respectively.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION-Fixed income investments are stated at value using market quotations. Investments in securities listed on a securities exchange are valued at their last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At August 31, 1997, there were no when issued or delayed delivery purchase commitments.
     The Fund invests in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
                                August 31, 1997
--------------------------------------------------------------------------------


are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME-Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities are not amortized.

D. FEDERAL INCOME TAXES-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At August 31, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $23,353,863 which will expire between August 31, 1998 and August 31, 2005. Of this amount, $7,599,874 will expire on August 31,1998. Net realized loss differs for financial and tax reporting purposes primarily as a result of gains or losses recognized for tax purposes on open futures positions.
     At August 31, 1997, for federal income tax purposes the cost of long- and short-term investments is $184,908,403; the aggregate gross unrealized appreciation is $12,942,879 and the aggregate gross unrealized depreciation is $511,565, resulting in net unrealized appreciation of $12,431,314.

E. DISTRIBUTION OF INCOME AND GAINS-The Fund declares and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes. Permanent book and tax basis differences relating to the recognition of certain expenses which are not deductible for tax purposes totaling $40,465 have been reclassified from accumulated undistributed net investment income to capital.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
                                August 31, 1997
--------------------------------------------------------------------------------


2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                              % PER ANNUM
---------------------------------------------------------------------------
First $150 million                                              .50 of 1%
Next $100 million                                               .45 of 1%
Next $100 million                                               .40 of 1%
Over $350 million                                               .35 of 1%

    For the year ended August 31, 1997, the Fund recognized expenses of approximately $14,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the year ended August 31, 1997, the Fund recognized expenses of approximately $49,200 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund.
    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 1997, the Fund recognized expenses of approximately $316,200, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.
    Additionally, for the year ended August 31, 1997, the Fund paid VKAC approximately $9,200 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies resulting from the consolidation.
    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500. During the year ended August 31, 1997, VKAC reimbursed the Fund for expenses related to the retirement plan.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
                                August 31, 1997
--------------------------------------------------------------------------------

3.  CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.
    At August 31, 1997, capital aggregated $171,751,125, $33,829,037 and
$5,083,305 for Classes A, B and C, respectively. For the year ended August 31, 1997, transactions were as follows:

                                    SHARES             VALUE
------------------------------------------------------------
Sales:
  Class A                        3,365,902      $ 23,137,035
  Class B                        1,831,776        12,527,159
  Class C                          168,402         1,156,179
                                ----------      ------------
Total Sales                      5,366,080      $ 36,820,373
                                ==========      ============
Dividend Reinvestment:
  Class A                        1,113,282      $  7,650,477
  Class B                          179,988         1,235,230
  Class C                           23,436           160,682
                                ----------      ------------
Total Dividend Reinvestment      1,316,706      $  9,046,389
                                ==========      ============
Repurchases:
  Class A                       (5,877,398)     $(40,312,723)
  Class B                       (1,182,021)       (8,099,925)
  Class C                         (352,188)       (2,409,891)
                                ----------      ------------
Total Repurchases               (7,411,607)     $(50,822,539)
                                ==========      ============

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
                                August 31, 1997
--------------------------------------------------------------------------------


    At August 31, 1996, capital aggregated $181,308,895, $28,173,446 and
$6,177,368 for Classes A, B and C, respectively. For the year ended August 31, 1996, transactions were as follows:

                                   SHARES          VALUE
--------------------------------------------------------
Sales:
     Class A                    3,701,661   $ 25,469,554
     Class B                    2,251,770     15,599,691
     Class C                      528,401      3,671,063
                              -----------   ------------
Total Sales                     6,481,832   $ 44,740,308
                              ===========   ============

Dividend Reinvestment:
     Class A                    1,123,125   $  7,745,474
     Class B                      140,880        973,474
     Class C                       26,263        180,629
                              -----------   ------------
Total Dividend Reinvestment     1,290,268   $  8,899,577
                              ===========   ============

Repurchases:
     Class A                   (4,691,517)  $(32,409,201)
     Class B                   (1,102,281)    (7,655,822)
     Class C                     (252,515)    (1,734,083)
                              -----------   ------------
Total Repurchases              (6,046,313)  $(41,799,106)
                              ===========   ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                CONTINGENT DEFERRED
                                                   SALES CHARGE
YEAR OF REDEMPTION                              CLASS B   CLASS C
-------------------------------------------------------------------
First                                           4.00%     1.00%
Second                                          4.00%     None
Third                                           3.00%     None
Fourth                                          2.50%     None
Fifth                                           1.50%     None
Sixth and Thereafter                            None      None

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
                                August 31, 1997
--------------------------------------------------------------------------------


    For the year ended August 31, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $24,100 and CDSC on redeemed shares of approximately $86,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $34,589,258 and $38,922,447 respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.
    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.
    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).
    Transactions in futures contracts, each with a par value of $100,000, for the year ended August 31, 1997 were as follows:

                                                         CONTRACTS
------------------------------------------------------------------
Outstanding at August 31, 1996                                  40
Futures Opened                                                   0
Futures Closed                                                 (40)
                                                        ----------
Outstanding at August 31, 1997                                   0
                                                        ==========

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
                                August 31, 1997
--------------------------------------------------------------------------------


6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the year ended August 31, 1997 are payments to VKAC of approximately $298,900.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.


     List of all financial statements and exhibits as part of the Registration Statement.



     (a) Financial Statements:



        Included in Part A of Registration Statement:

           Financial Highlights


        Included in Part B of Registration Statement:


           Report of Independent Accountants

           Financial Statements
           Notes to Financial Statements


     (b) Exhibits:



         (1)(a)    --   First Amended and Restated Agreement and Declaration of
                        Trust(5)
             (b)   --   Certificate of Amendment(5)
             (c)   --   Amended and Restated Certificate of Designation+
         (2)       --   Amended and Restated Bylaws(5)
         (4)(a)    --   Specimen Class A Share Certificate+
             (b)   --   Specimen Class B Share Certificate+
             (c)   --   Specimen Class C Share Certificate+
         (5)       --   Investment Advisory Agreement+
         (6)(a)    --   Distribution and Service Agreement+
             (b)   --   Form of Dealer Agreement(6)
             (c)   --   Form of Broker Fully Disclosed Selling Agreement(6)
             (d)   --   Form of Bank Fully Disclosed Selling Agreement(6)
         (8)(a)    --   Custodian Contract+
             (b)   --   Transfer Agency and Service Agreement+
         (9)(a)    --   Data Access Services Agreement(6)
             (b)   --   Fund Accounting Agreement+
        (10)       --   Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom
                        (Illinois)(6)
        (11)(a)    --   Consent of Price Waterhouse LLP+
             (b)   --   Consent of Trustees(4)
        (14)(a)    --   Individual Retirement Account Application(3)
             (b)   --   403(b)(7) Custodial Account(3)
             (c)   --   ORP 403(b)(7) Custodial Account(3)
             (d)   --   Retirement Plans for the Small Business-Forms Package and
                        Plan Documents(1)
             (e)   --   Prototype Profit Sharing/Money Purchase Plan and Trust(2)
             (f)   --   Prototype 401(k) Plan and Trust(2)
        (15)(a)    --   Plan of Distribution Pursuant to Rule 12b-1(6)
             (b)   --   Form of Shareholder Assistance Agreement(6)
             (c)   --   Form of Administrative Services Agreement(6)
             (d)   --   Service Plan(6)
        (16)       --   Computation of Performance Quotations+

        (17)(a)    --   List of certain investment companies in response to Item
                        29(a)+
             (b)   --   List of officers and directors of Van Kampen American
                        Capital Distributors, Inc. in response to Item 29(b)+
        (18)       --   Amended Multi-Class Plan+
        (24)       --   Power of Attorney+
        (27)       --   Financial Data Schedules+


---------------

(1) Incorporated herein by reference to Post-Effective Amendment No. 44 to Van Kampen American Capital Emerging Growth Fund's Registration Statement on Form N-1A, File No. 2-33214, filed December 21, 1990.



(2) Incorporated herein by reference to Post-Effective Amendment No. 61 to Van Kampen American Capital Growth and Income Fund's Registration Statement on Form N-1A, File No. 2-21657, filed March 26, 1991.



(3) Incorporated herein by reference to Post-Effective Amendment No. 30 to Van Kampen American Capital Reserve Fund's Registration Statement on Form N-1A, File No. 2-50870, filed September 24, 1992.



(4) Incorporated herein by reference to Post-Effective Amendment No. 64 to Registrant's Registration Statement on Form N-1A, File No. 2-21819, filed July 21, 1995.



(5) Incorporated herein by reference to Post-Effective Amendment No. 65 to Registrant's Registration Statement on Form N-1A, File No. 2-21819, filed December 21, 1995.



(6) Incorporated herein by reference to Post-Effective Amendment No. 67 to Registrant's Registration Statement on Form N-1A, File No. 2-21819, filed December 26, 1996.



 +  Filed herewith.



ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.



     See the Statement of Additional Information.


ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.


     AS OF DECEMBER 1, 1997



                          (1)                                              (2)
                    TITLE OF CLASS                              NUMBER OF RECORD HOLDERS
                    --------------                         -----------------------------------
                                                           CLASS A       CLASS B       CLASS C
                                                           -------       -------       -------
Shares of Beneficial Interest,
  $0.01 par value                                          10,199         2,630          447


ITEM 27. INDEMNIFICATION.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust.

     Article 8; Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officer or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     See "Investment Advisory Services" in the Prospectus and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of Van Kampen American Capital Asset Management, Inc., reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.


ITEM 29. PRINCIPAL UNDERWRITERS.


(a) The sole principal underwriter is Van Kampen American Capital Distributors, Inc., which acts as principal underwriter for certain investment companies and unit investment trusts set forth in Exhibit 17(a).



(b) Van Kampen American Capital Distributors, Inc. which is an affiliated person of an affiliated person of Registrant, is the sole principal underwriter for Registrant. The name, principal business address and positions and offices with Van Kampen American Capital Distributors, Inc. of each of the directors and officers thereof are set forth in Exhibit 17(b). Except as disclosed under the heading, "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.



(c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.



     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. ACCESS Investor Services, Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA; (ii) by the Adviser, will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181; and (iii) by Van Kampen American Capital Distributors, Inc., the principal underwriter, will be maintained at its offices located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.


ITEM 31. MANAGEMENT SERVICES.


     Not applicable.


ITEM 32. UNDERTAKINGS.

     Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered, a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

     Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, VAN KAMPEN AMERICAN CAPITAL CORPORATE BOND FUND, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oakbrook Terrace and State of Illinois, on the 22nd day of December, 1997.


                                      VAN KAMPEN AMERICAN CAPITAL
                                      CORPORATE BOND FUND

                                      By       /s/  RONALD A. NYBERG
                                         ---------------------------------------
                                          Ronald A. Nyberg, Vice President and
                                                        Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed on December 22, 1997 by the following persons in the capacities indicated:



                   SIGNATURES                                            TITLE
                   ----------                                            -----
Principal Executive Officer:

           /s/   DENNIS J. MCDONNELL*             President
----------------------------------------
              Dennis J. McDonnell

Principal Financial Officer:

            /s/   EDWARD C. WOOD III*             Vice President and Chief Financial Officer
----------------------------------------
               Edward C. Wood III

                   Trustees:

             /s/   J. MILES BRANAGAN*             Trustee
----------------------------------------
               J. Miles Branagan

           /s/   RICHARD M. DEMARTINI*            Trustee
----------------------------------------
              Richard M. DeMartini

                /s/   LINDA H. HEAGY*             Trustee
----------------------------------------
                 Linda H. Heagy

              /s/   R. CRAIG KENNEDY*             Trustee
----------------------------------------
                R. Craig Kennedy

                /s/   JACK E. NELSON*             Trustee
----------------------------------------
                 Jack E. Nelson

            /s/   JEROME L. ROBINSON*             Trustee
----------------------------------------
               Jerome L. Robinson

             /s/   PHILLIP B. ROONEY*             Trustee
----------------------------------------
               Phillip B. Rooney

                /s/   FERNANDO SISTO*             Trustee
----------------------------------------
                 Fernando Sisto

              /s/   WAYNE W. WHALEN*              Trustee
----------------------------------------
                Wayne W. Whalen

---------------
* Signed by Ronald A. Nyberg pursuant to a power of attorney.

               /s/  RONALD A. NYBERG                           December 22, 1997
----------------------------------------
                Ronald A. Nyberg
                Attorney-in-Fact

      SCHEDULE OF EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 68 TO FORM N-1A

             AS SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION

                              ON DECEMBER 24, 1997



EXHIBIT
NUMBER                            EXHIBIT
-------                           -------
 (1)(c) -- Amended and Restated Certificate of Designation
 (4)(a) -- Specimen Class A Share Certificate
    (b) -- Specimen Class B Share Certificate
    (c) -- Specimen Class C Share Certificate
 (5)    -- Investment Advisory Agreement
 (6)(a) -- Distribution and Service Agreement
 (8)(a) -- Custodian Contract
    (b) -- Transfer Agency and Service Agreement
 (9)(b) -- Fund Accounting Agreement
(11)(a) -- Consent of Price Waterhouse LLP
(16)    -- Computation of Performance Quotations
(17)(a) -- List of certain investment companies in response to Item
           29(a)
    (b) -- List of officers and directors of Van Kampen American
           Capital Distributors, Inc. in response to Item 29(b)
(18)    -- Amended Multi-Class Plan
(24)    -- Power of Attorney
(27)    -- Financial Data Schedules